As filed with the SEC on                     .         Registration No. 33-49994
                         ------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM S-6


                         Post-Effective Amendment No. 15

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2


                              -------------------

                PRUCO LIFE PRUVIDER VARIABLE APPRECIABLE ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                              -------------------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)


                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                              -------------------


It is proposed that this filing will become effective (check appropriate space):


         / / immediately upon filing pursuant to paragraph (b) of Rule 485


         / / on  May 1, 2002      pursuant to paragraph (b) of Rule 485
             ------------------
                   (date)
         / / 60 days after filing pursuant to paragraph (a) of Rule 485


         / / on                         pursuant to paragraph (a) of Rule 485
                ----------------------
                       (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)

         N-8B-2 Item Number                 Location
         ------------------                 --------

                 1.                         Cover Page

                 2.                         Cover Page

                 3.                         Not Applicable

                 4.                         Sale of the Contract and Sales Commissions

                 5.                         Pruco Life PRUvider Variable Appreciable Account

                 6.                         Pruco Life PRUvider Variable Appreciable Account

                 7.                         Not Applicable

                 8.                         Not Applicable

                 9.                         Litigation

                10.                         Brief Description of the Contract;  Short-Term  Cancellation Right
                                            or  "Free-Look";  Transfers;  How the  Contract  Fund Changes with
                                            Investment  Experience;  How a Contract's Death Benefit Will Vary;
                                            Surrender  of a  Contract;  Withdrawal  of Excess  Cash  Surrender
                                            Value;  When  Proceeds  are  Paid;   Contract  Loans;   Lapse  and
                                            Reinstatement;  Paid-Up Insurance Option;  The Fixed-Rate  Option;
                                            Voting Rights

                11.                         Brief  Description of the Contract;  Pruco Life PRUvider  Variable
                                            Appreciable Account

                12.                         Cover  Page;   Brief   Description   of  the  Contract;   Flexible
                                            Portfolios; Sale of the Contract and Sales Commissions

                13.                         Brief  Description  of  the  Contract;  Premiums;   Allocation  of
                                            Premiums;  Contract  Fees and  Charges;  Reduction  of Charges for
                                            Concurrent Sales to Several Individuals;  Sale of the Contract and
                                            Sales Commissions

                14.                         Brief  Description  of  the  Contract;  Detailed  Information  for
                                            Prospective Contract Owners

                15.                         Brief  Description  of  the  Contract;  Premiums;   Allocation  of
                                            Premiums;   Transfers;   General   Information  About  Pruco  Life
                                            PRUvider Variable Appreciable Account, and The Fixed Rate Option

                16.                         Brief  Description  of  the  Contract;  Detailed  Information  for
                                            Prospective Contract Owners


         N-8B-2 Item Number                 Location
         ------------------                 --------
                17.                         Surrender  of a  Contract;  Withdrawal  of Excess  Cash  Surrender
                                            Value; When Proceeds are Paid

                18.                         Pruco  Life  PRUvider  Variable   Appreciable   Account;  How  the
                                            Contract Fund Changes with Investment Experience

                19.                         Reports to Contract Owners

                20.                         Not Applicable

                21.                         Contract Loans

                22.                         Not Applicable

                23.                         Not Applicable

                24.                         Other Standard Contract Provisions

                25.                         Brief Description of the Contract

                26.                         Brief Description of the Contract; Contract Fees and Charges

                27.                         Brief Description of the Contract

                28.                         Brief  Description  of the  Contract;  Directors  and  Officers of
                                            Pruco Life

                29.                         Brief Description of the Contract

                30.                         Not Applicable

                31.                         Not Applicable

                32.                         Not Applicable

                33.                         Not Applicable

                34.                         Not Applicable

                35.                         Brief Description of the Contract

                36.                         Not Applicable

                37.                         Not Applicable

                38.                         Sale of the Contract and Sales Commissions

                39.                         Sale of the Contract and Sales Commissions

                40.                         Not Applicable

                41.                         Sale of the Contract and Sales Commissions

                42.                         Not Applicable

         N-8B-2 Item Number                 Location
         ------------------                 --------
                43.                         Not Applicable

                44.                         Brief  Description of the Contract;  How the Contract Fund Changes
                                            with Investment  Experience;  How a Contract's  Death Benefit Will Vary

                45.                         Not Applicable

                46.                         Brief  Description of the Contract;  Pruco Life PRUvider  Variable
                                            Appreciable Account

                47.                         Pruco Life PRUvider Variable Appreciable Account

                48.                         Not Applicable

                49.                         Not Applicable

                50.                         Not Applicable

                51.                         Not Applicable

                52.                         Not Applicable

                53.                         Tax Treatment of Contract Benefits

                54.                         Not Applicable

                55.                         Not Applicable

                56.                         Not Applicable

                57.                         Not Applicable

                58.                         Not Applicable

                59.                         Financial Statements;  Financial Statements of Pruco Life PRUvider
                                            Variable  Appreciable Account;  Consolidated  Financial Statements
                                            of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS


May 1, 2002


PRUCO LIFE INSURANCE COMPANY(SM)
PRUVIDER VARIABLE APPRECIABLE ACCOUNT

PRUvider"
Variable Appreciable Life(R)
Insurance Contract

This prospectus describes an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") under the name PRUvider(SM) Variable Appreciable Life(R) Insurance. Pruco Life, a stock life insurance company, is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential").

As of May 1, 1999, Pruco Life no longer offered these Contracts for sale.

You, the Contract owner, may choose to invest your Contract's premiums and their earnings in one or more of the following ways:

o Invest in either one or both of two available variable investment options of the Pruco Life PRUvider Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"): the Conservative Balanced Portfolio and the Flexible Managed Portfolio. Pruco Life may add additional variable investment options in the future.

o Invest in the fixed-rate option, which pays a guaranteed interest rate. Pruco Life will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Pruco Life, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

This prospectus describes the Contract generally and the Account. The attached prospectus for the Series Fund and the Series Fund's statement of additional information describe the investment objectives and the risks of investing in the Series Fund portfolios. Pruco Life may add additional options in the future. Please read this prospectus and keep it for future reference.

The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

PRUvider is a service mark of Prudential.
Appreciable Life is a registered mark of Prudential.

                                TABLE OF CONTENTS


                                                                                                                              Page
                                                                                                                              ----
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS........................................................................   1

INTRODUCTION AND SUMMARY....................................................................................................   2
   Brief Description of the Contract........................................................................................   2
   Charges..................................................................................................................   2
   Premium Payments.........................................................................................................   3
   Lapse and Guarantee Against Lapse........................................................................................   4

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY,  PRUCO LIFE PRUVIDER VARIABLE  APPRECIABLE  ACCOUNT, THE
  VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT, AND THE FIXED-RATE OPTION.......................................   5
   Pruco Life Insurance Company.............................................................................................   5
   Pruco Life PRUvider Variable Appreciable Account.........................................................................   5
   The Prudential Series Fund, Inc..........................................................................................   5
   Voting Rights............................................................................................................   6
   The Fixed-Rate Option....................................................................................................   6

DETAILED INFORMATION FOR CONTRACT OWNERS....................................................................................   7
   Contract Fees and Charges................................................................................................   7
   Requirements for Issuance of a Contract..................................................................................  10
   Short-Term Cancellation Right or "Free-Look".............................................................................  10
   Reduction of Charges for Concurrent Sales to Several Individuals.........................................................  11
   Contract Date............................................................................................................  11
   Premiums.................................................................................................................  11
   Allocation of Premiums...................................................................................................  12
   Transfers................................................................................................................  12
   How the Contract Fund Changes with Investment Experience.................................................................  13
   How a Contract's Death Benefit Will Vary.................................................................................  13
   Withdrawal of Excess Cash Surrender Value................................................................................  14
   Illustrations of Cash Surrender Values, Death Benefits,..................................................................  14
   and Accumulated Premiums.................................................................................................  14
   Contract Loans...........................................................................................................  16
   Surrender of a Contract..................................................................................................  16
   Lapse and Reinstatement..................................................................................................  16
   Paid-Up Insurance Option.................................................................................................  17
   Reduced Paid-Up Insurance Option.........................................................................................  18
   When Proceeds Are Paid...................................................................................................  18
   Living Needs Benefit.....................................................................................................  18
   Reports to Contract Owners...............................................................................................  19
   Tax Treatment of Contract Benefits.......................................................................................  19
   Riders...................................................................................................................  21
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits......................................................  21
   Other Standard Contract Provisions.......................................................................................  21
   Paying Premiums by Payroll Deduction.....................................................................................  22
   Sale of the Contract and Sales Commissions...............................................................................  22
   State Regulation.........................................................................................................  22
   Experts..................................................................................................................  23
   Litigation and Regulatory Proceedings....................................................................................  23
   Additional Information...................................................................................................  24
   Financial Statements.....................................................................................................  24

DIRECTORS AND OFFICERS......................................................................................................  25

FINANCIAL STATEMENTS OF PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT....................................................  A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARIES..........................................  B1

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

attained age-- The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value--The amount payable to the Contract owner upon surrender of the Contract. valueIt is equal to the Contract Fund minus any Contract debt and applicable charges during the first 10 Contract years.

Contract--PRUvider Variable Appreciable Life Insurance Policy, an individual variable life insurance contract.

Contract anniversary--The same date as the Contract date in each later year.

Contract date--The date the Contract is issued, as specified in the Contract.

Contract debt--The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

Contract Fund--The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner--You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year--A year that starts on the Contract date or on a Contract anniversary.

death benefit--The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount--The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

fixed-rate option-- An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

issue age--The insured's age as of the Contract date.

loan value--The maximum amount that a Contract owner may borrow.

Monthly date--The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company-- Us, we, our, Pruco Life. The company offering the contract.

Pruco Life PRUvider Variable Appreciable Account (the "Account")--A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

The Prudential Series Fund, Inc. (the "Series Fund")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.

subaccount--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

us, we, our--Pruco Life Insurance Company ("Pruco Life").

valuation period--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment option--The two portfolios available in the Series Fund.

you--The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This summary provides only an overview of the more significant provisions of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

As of May 1, 1999, Pruco Life no longer offered these Contracts for sale.

Brief Description of the Contract

The Pruco Life PRUvider Variable Appreciable Life Insurance Contract (the "Contract") is a form of flexible premium variable life insurance. It was issued by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"). It is based on a Contract Fund, the value of which changes every business day. The Contract Fund represents the total amount credited to a specific Contract. On any date it is equal to the sum of the amounts invested in the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon. There is a surrender charge if you decide to surrender the Contract during the first 10 Contract years.


A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You choose whether to invest in one or both variable investment options and/or the fixed-rate option. Whenever you pay a premium, Pruco Life first deducts certain charges and, except for amounts allocated to the fixed-rate option, puts the remainder - the "net premium" - into the Account. The money allocated to each variable investment option is immediately invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), a series mutual fund for which Prudential Investments LLC ("PI") is the investment adviser. The two Series Fund portfolios " the Conservative Balanced Portfolio and the Flexible Managed Portfolio " differ in the amount of risk associated with them and are described in more detail on page 6.


Variable life insurance contracts are unsuitable as short-term savings vehicles. Withdrawals and loans may negate any guarantee against lapse (see Lapse and Reinstatement, page 16) and possibly may result in adverse tax consequences. See Tax Treatment of Contract Benefits, page 19.

Charges

Pruco Life deducts certain charges from each premium payment and from the amounts held in the designated variable investment option[s] and the fixed-rate option. In addition, Pruco Life makes certain additional charges if a Contract lapses or is surrendered during the first 10 Contract years. All these charges, which are largely designed to cover insurance costs and risks as well as sales and administrative expenses, are fully described under Contract Fees and Charges on page 7. In brief, and subject to that fuller description, the following diagram outlines the maximum charges which Pruco Life may make:


                                    ---------------
                                    Premium Payment
                                    ---------------
                                          |
                                          |
                         --------------------------------------------------
                         o   less charge for taxes attributable to premiums

                         o   less $2 processing fee
                         --------------------------------------------------
                                          |
                                          |
     ----------------------------------------------------------------------
                             Invested Premium Amount

     o    To be invested in one or a combination of:

          o    The Conservative Balanced Portfolio

          o    The Flexible Managed Portfolio

          o    The fixed-rate option
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Daily Charges

o We deduct management fees and expenses from the Series Fund assets. The total expenses of each portfolio for the year 2001, expressed as a percentage of the average assets during the year, are as follows:



        Portfolios              Conservative Balanced            Flexible Managed
        Advisory Fee                    0.55%                         0.60%
        Other
        Expenses                        0.03%                         0.04%
        Total Expenses                  0.58%                         0.64%


o We deduct a daily mortality and expense risk charge equivalent to an annual rate of up to 0.9% from the assets of the variable investment options.

--------------------------------------------------------------------------------

                                 Monthly Charges

o We deduct a sales charge from the Contract Fund in the amount of 1/2 of 1% of the primary annual premium.

o We reduce the Contract Fund by a guaranteed minimum death benefit risk charge of not more than $0.01 per $1,000 of the face amount of insurance.

o We reduce the Contract Fund by an administrative charge of up to $6 per Contract and up to $0.19 per $1,000 of face amount of insurance (currently, on a non-guaranteed basis, the $0.19 charge is decreased to $0.09 per $1,000); if the face amount of the Contract is less than $10,000, there is an additional charge of $0.30 per $1,000 of face amount.

o We deduct a charge for anticipated mortality. The maximum charge is based on the non-smoker/smoker 1980 CSO Tables.

o    If the Contract  includes riders, we deduct rider charges from the Contract
     Fund.

o If the rating class of the insured results in an extra charge, we will deduct that charge from the Contract Fund.

--------------------------------------------------------------------------------

                          Possible Additional Charges

o During the first 10 years, we will assess a contingent deferred sales charge if the Contract lapses or is surrendered. During the first five years, the maximum contingent deferred sales charge is 50% of the first year's primary annual premium. This charge is both subject to other important limitations and reduced for Contracts that have been in-force for more than five years.

o During the first 10 years, we will assess a contingent deferred administrative charge if the Contract lapses or is surrendered. During the first five years, this charge equals $5 per $1,000 of face amount. It begins to decline uniformly after the fifth Contract year so that it disappears on the 10th Contract anniversary.

o We assess an administrative processing charge of up to $15 for each withdrawal of excess cash surrender value.

--------------------------------------------------------------------------------

Because of the charges listed above, and in particular because of the significant charges deducted upon early surrender or lapse, you should purchase a Contract only if you intend to, and have the financial capability to, keep it for a substantial period.

Premium Payments

Your Contract sets forth an annual Scheduled Premium, or one that is payable more frequently, such as monthly. Pruco Life guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest), the death benefit will be paid upon the death of the insured. Your Contract will not lapse even if investment experience is so unfavorable that the Contract Fund value drops to zero.

The amount of the Scheduled Premium depends on the Contract's face amount, the insured's sex (except where unisex rates apply) and age at issue, the insured's risk classification, the rate for taxes attributable to premiums, and the frequency of premium payments selected. Under certain low face amount Contracts issued on younger insureds, the payment of the Scheduled Premium may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 19.

Lapse and Guarantee Against Lapse

Pruco Life's PRUvider Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, with two important distinctions:

o Pruco Life guarantees that if the Scheduled Premiums are paid when due, or within the grace period (or missed premiums are paid later with interest), the Contract will not lapse and, at least the face amount of insurance will be paid upon the death of the insured. This is true even if, because of unfavorable investment experience, the Contract Fund value should drop to zero.

o If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in a table in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that, when a PRUvider Variable Appreciable Life Contract lapses, it may still have considerable value, and you may have a substantial incentive to reinstate it. If you choose not to reinstate, on the other hand, you may take the cash surrender value under several options.



                                   ----------

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectus and statement of additional information for The Prudential Series Fund, Inc.

   GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, PRUCO LIFE PRUVIDER
     VARIABLE APPRECIABLE ACCOUNT, THE VARIABLE INVESTMENT OPTIONS AVAILABLE
                 UNDER THE CONTRACT, AND THE FIXED-RATE OPTION

Pruco Life Insurance Company


Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our") is a stock insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.


Pruco Life PRUvider Variable Appreciable Account

We have established a separate account, the Pruco Life PRUvider Variable Appreciable Account (the "Account"), to hold the assets that are associated with the Contracts. The Account was established on July 10, 1992 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Before making any such transfer, Pruco Life will consider any possible adverse impact the transfer might have on the Account.

The obligations to Contract owners and beneficiaries arising under the Contract are general corporate obligations of Pruco Life.

There are currently two variable investment options within the Account, one of which invests in the Conservative Balanced Portfolio and the other of which invests in the Flexible Managed Portfolio of the Series Fund. We may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Prudential Series Fund, Inc.

The Series Fund is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey, was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life to provide benefits under the Contract and to transfer assets from one variable investment option to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding variable investment option.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the variable investment options. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund and their investment objectives:


o Conservative Balanced Portfolio. The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio may be appropriate for an investor desiring diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio.

o Flexible Managed Portfolio. The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations, and money market instruments. This Portfolio may be appropriate for an investor desiring diversification, who is willing to accept a relatively high level of loss, in an effort to achieve greater appreciation.

Prudential Investments LLC ("PI"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077.

Prudential Investment Management, Inc. ("PIM"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Conservative Balanced and the Flexible Managed Portfolios. PIM's business address is 100 Mulberry Street, Gateway Center Two, Newark, New Jersey 07102-4077.

As the investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See Contract Fees and Charges, page 7.


In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Voting Rights

We are the legal owner of the shares in the Series Fund. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Series Fund in its own right, it may elect to do so.

The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to the fixed-rate option. This amount becomes part of Pruco Life's general account. Pruco Life's general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets.

Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically. This rate may not be less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates: declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the Monthly date in the same month in the following year (see Contract Date on page 11); thereafter, a new crediting rate will be declared each year and will remain in effect for the calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although we may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. At least annually and on request, you will be advised of the interest rates that currently apply to your Contract. The term Monthly Date means the day of each month that is the same as the Contract Date.

Transfers from the fixed-rate option are subject to strict limits. See Transfers, page 12. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds Are Paid, page 18.

                    DETAILED INFORMATION FOR CONTRACT OWNERS

Contract Fees and Charges

This section provides a more detailed description of each charge that is described briefly in the chart on page 2.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that we are now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

A  Contract  owner  may add  several  "riders"  to the  Contract  which  provide additional benefits and are charged for separately. The statement and description of charges that follows assumes there are no riders to the Contract.

Deductions from Premiums


(a) Pruco Life deducts a charge for taxes attributable to premiums from each premium payment. That charge is currently made up of two parts. The first part is a charge for state and local premium-based taxes which depend on the state in which you live. The tax rate varies from state to state, generally ranging from 0% to 5% (but in some instances may exceed 5%) of the premium received by Pruco Life. The amount charged may be more than Pruco Life actually pays. The second part is a charge for federal income taxes measured by premiums, equal to 1.25% of the premium. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax. During 2001, 2000, and 1999, we received a total of approximately $926,000, $1,108,000, and $1,341,000, respectively, in charges for taxes attributable to premiums.

(b) Pruco Life deducts a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year. During 2001, 2000, and 1999, we received a total of approximately $1,045,000, $1,096,000, and $1,172,000, respectively, in processing charges.


Deductions from Portfolios

Pruco Life deducts an investment advisory fee daily from each portfolio at a rate, on an annualized basis, of 0.55% for the Conservative Balanced Portfolio and 0.60% for the Flexible Managed Portfolio.


We pay expenses incurred in conducting the investment operations of the portfolios (such as investment advisory fees, custodian fees and preparation and distribution of annual reports) out of the portfolio's income. These expenses also vary by portfolio. The total expenses of each portfolio for the year ended December 31, 2001, expressed as a percentage of the average assets during the year, are as follows:

                Portfolio                     Advisory Fee     Other Expenses    Total Expenses
------------------------------------------- ----------------- ----------------- ------------------
Conservative Balanced                             0.55%              0.03%              0.58%
Flexible Managed                                  0.60%              0.04%              0.64%
------------------------------------------- ----------------- ----------------- ------------------


Daily Deduction from the Contract Fund


Each day Pruco Life deducts a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.90%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when we determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option. During 2001, 2000, and 1999, we received a total of approximately $2,034,000, $2,184,000, and $2,176,000, respectively, in mortality and expense risk charges.


Monthly Deductions from Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) Pruco Life deducts a sales charge, often called a "sales load", to pay part of the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. The charge is equal to 0.5% of the "primary annual premium." The primary annual premium is equal to the Scheduled Premium that would be payable if premiums were being paid annually, less the two deductions from premiums (taxes attributable to premiums and the $2 processing charge), and less the $6 part of the monthly deduction described in (c) below, the $0.30 per $1,000 of face amount for Contracts with a face amount of less than $10,000, and any extra premiums for riders or substandard risks. The sales load is charged whether the Contract owner is paying premiums annually or more frequently. It is lower on Contracts issued on insureds over 60 years of age. To summarize, for most Contracts, this charge is somewhat less than 6% of the annual Scheduled Premium.


     There is a second sales load, which will be charged only if a Contract lapses or is surrendered before the end of the 10th Contract year. It is often described as a contingent deferred sales load ("CDSL") and is described under Surrender or Withdrawal Charges, page 9. During 2001, 2000, and 1999, we received a total of approximately $2,302,000, $2,445,000, and $2,612,000, respectively, in sales load charges.

(b) Pruco Life deducts a charge of not more than $0.01 per $1000 of face amount of insurance to compensate for the risk we assume in guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the guaranteed minimum death benefit, so long as Scheduled Premiums are paid on or before the due date or during the grace period. This charge will not be made if the Contract has been continued in-force pursuant to an option on lapse. During 2001, 2000, and 1999, we received a total of approximately $126,000, $130,000, and $153,000, respectively, for this risk charge.

(c) Pruco Life deducts an administrative charge of $6 plus up to $0.19 per $1,000 of face amount of insurance. Currently, on a non-guaranteed basis, this charge is reduced from $0.19 to $0.09 per $1,000. The charge is intended to pay for processing claims, keeping records, and communicating with Contract owners. If premiums are paid by automatic transfer under the Pru-Matic Plan, as described on page 11, the current charge is further reduced to $0.07 per $1,000 of face amount. There is an additional charge of $0.30 per $1,000 of face amount if the face amount of the Contract is less than $10,000. This monthly administrative charge will not be made if the Contract has been continued in-force pursuant to an option on lapse. During 2001, 2000, and 1999, we received a total of approximately
     $6,677,000,   $7,673,000,   and   $8,281,000,   respectively,   in  monthly
     administrative charges.

(d) Pruco Life deducts a mortality charge that is intended to be used to pay death benefits. When an insured dies, the amount payable to the beneficiary is larger than the Contract Fund and significantly larger if the insured dies in the early years of a Contract. The mortality charges collected from all Contract owners enable us to pay the death benefit for the few insureds who die. We determine the maximum mortality charge by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit, computed as if there were neither riders nor Contract debt, exceeds the Contract Fund) by a rate based upon the insured's current attained age and sex (except where unisex rates apply) and the anticipated mortality for that class of persons. The anticipated mortality is based upon mortality tables published by The National Association of Insurance Commissioners called the Non-Smoker/Smoker 1980 CSO Tables. We may determine that a lesser amount than that called for by these mortality tables will be adequate for insureds of particular ages and may thus make a lower mortality charge for such persons. Any lower current mortality charges are not applicable to Contracts in-force pursuant to an option on lapse. See Lapse and Reinstatement, page 16.

(e) If a rider is added to the basic Contract, or if an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and deduct additional charges monthly.

(f) Pruco Life may deduct a charge to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. At present no such taxes are imposed and no charge is made. We will review the question of a charge to the Account for company federal income taxes periodically. We may make such a charge in the future for any federal income taxes that would be attributable to the Account.

     Under current law, Pruco Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life that are attributable to the Account may result in a corresponding charge against the Account.

Surrender or Withdrawal Charges

(a) Pruco Life charges an additional contingent deferred sales load (the CDSL) if a Contract lapses or is surrendered during the first 10 Contract years. No such charge is applicable to the death benefit, no matter when it may become payable. The maximum contingent deferred charge is equal to 50% of the first year's primary annual premium upon Contracts that lapse or are surrendered during the first five Contract years. That percentage is reduced uniformly on a daily basis starting from the Contract's fifth anniversary until it disappears on the 10th anniversary.

     The contingent deferred sales load is also further limited at older issue ages (approximately above age 61) in order to comply with certain requirements of state law. Specifically, the contingent deferred sales load for such insureds is no more than $32.50 per $1,000 of face amount.

     The sales load is subject to a further important limitation that may, particularly for Contracts that lapse or are surrendered within the first five or six years, result in a lower contingent deferred sales load than that described above. (This limitation might also, under unusual circumstances, apply to reduce the monthly sales load deductions described in item (a) under Monthly Deductions from Contract Fund, page 8.)

     The limitation is based on a Guideline Annual Premium ("GAP") that is associated with every Contract. The GAP is a defined amount determined actuarially in accordance with a regulation of the Securities and Exchange Commission ("SEC"). Pruco Life will charge a maximum aggregate sales load (that is, the sum of the monthly sales load deduction and the contingent deferred sales charge) that will not be more than 30% of the premiums actually paid until those premiums total one GAP plus no more than 9% of the next premiums paid until total premiums are equal to five GAPS, plus no more than 6% of all subsequent premiums. If the sales charges described above would at any time exceed this maximum amount then, to the extent of any excess, we will not make the charge.

     The amount of this charge can be more easily understood by reference to the following table which shows the sales loads that would be paid by a 35 year old man with $20,000 face amount of insurance, both through the monthly deductions from the Contract Fund described above and upon the surrender of the Contract. The primary annual premium is $304.20.

   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------
                                                                                                               Cumulative
                                                                                                          Total Sales Load as
                                                                                                                  Per-
   Surrender,                   Cumulative            Cumulative           Contingent          Total           centage of
   Last Day of              Scheduled Premiums   Sales Load Deducted     Deferred Sales        Sales           Scheduled
   Year No.                        Paid           from Contract Fund         Load*             Load         Premiums Paid**
   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------
             1                   $ 390.90               $ 18.24              $ 87.22         $ 105.46            26.98%
             2                     781.80                 36.48               104.16           140.64            17.99%
             3                   1,172.70                 54.72               121.10           175.82            14.99%
             4                   1,563.60                 72.96               138.04           211.00            13.49%
             5                   1,954.50                 91.20               146.55           237.75            12.16%
             6                   2,345.40                109.44               121.80           231.24             9.86%
             7                   2,736.30                127.68                91.40           219.08             8.01%
             8                   3,127.20                145.92                60.80           206.72             6.61%
             9                   3,518.10                164.16                30.40           194.56             5.53%
            10                   3,909.00                182.40                 0.00           182.40             4.67%
   ----------------------- --------------------- --------------------- ------------------- -------------- ---------------------


* The maximum CDSL is $152.20 for years one through five; $121.80 for year six; $91.40 for year seven; $60.80 for year eight; $30.40 for year nine; and zero for year 10.

** The percentages shown in the last column will not be appreciably different for insureds of different ages.


(b) Pruco Life deducts an administrative charge of $5 per $1,000 of face amount of insurance upon lapse or surrender to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. However, this charge is reduced beginning on the Contract's fifth anniversary and declines daily at a constant rate until it disappears entirely on the 10th Contract anniversary. We are currently allowing partial surrenders of the Contract, but we reserve the right to cancel this administrative practice. If the Contract is partially surrendered during the first 10 years, we deduct a proportionate amount of the charge from the Contract Fund. During 2001, 2000, and 1999, we received a total of approximately $354,000, $376,000, and $402,000, respectively, for surrendered or lapsed Contracts. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 19.


Transaction Charges

Pruco Life will make an administrative processing charge equal to the lesser of $15 or 2% of the amount withdrawn in connection with each withdrawal of excess cash surrender value of a Contract.

Requirements for Issuance of a Contract

As of May 1, 1999, Pruco Life no longer offered these Contracts for sale. Generally, the Contract was issued on insureds below the age of 76. The minimum initial guaranteed death benefit was $5,000; the maximum you could apply for was $25,000. Proposed insureds, 21 years of age or less, could apply for a minimum initial guaranteed death benefit of $10,000. Before issuing any Contract, Pruco Life required evidence of insurability, which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. Pruco Life charges a higher premium if an extra mortality risk is involved.

Short-Term Cancellation Right or "Free-Look"


Generally, a Contract may be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Reduction of Charges for Concurrent Sales to Several Individuals

Pruco Life may have reduced the sales charges and/or other charges on individual Contracts sold to members of a class of associated individuals, or to a trustee, employer or other entity representing such a class, where it is expected that such multiple sales will result in savings of sales or administrative expenses. Pruco Life determines both the eligibility for such reduced charges, as well as the amount of such reductions, by considering the following factors:

     (1)  the number of individuals;

     (2) the total amount of premium payments expected to be received from these Contracts;

     (3) the nature of the association between these individuals, and the expected persistency of the individual Contracts;

     (4) the purpose for which the individual Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and

     (5) any other circumstances which Pruco Life believes to be relevant in determining whether reduced sales or administrative expenses may be expected.

Some of the reductions in charges for these sales may be contractually guaranteed; other reductions may be withdrawn or modified by Pruco Life on a uniform basis. Pruco Life's reductions in charges for these sales will not be unfairly discriminatory to the interests of any individual Contract owners.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract Date is ordinarily the later of the application date and the medical examination date. In most cases no medical examination is necessary. If the first premium was not paid with the application, the Contract Date is ordinarily the date the first premium was paid and the Contract was delivered. It may have been advantageous for a Contract owner to have an earlier Contract Date if it resulted in Pruco Life using a lower issue age in determining the Scheduled Premium amount. Pruco Life permits a Contract to be back-dated but only to a date not earlier than six months prior to the date of the application. Pruco Life requires the payment of all premiums that would have been due had the application date coincided with the back-dated Contract Date. The death benefit and cash surrender value under the Contract will be equal to what they would have been had the Contract been issued on the Contract Date, all Scheduled Premiums been received on their due dates, and all Contract charges been made.

Premiums

The Contract provides for a Scheduled Premium which, if paid when due or within a 61 day grace period, ensures that the Contract will not lapse. If you pay premiums other than on a monthly basis, you will receive a notice that a premium is due about three weeks before each due date. If you pay premiums monthly, you will receive a book each year with 12 coupons that will serve as a reminder. With Pruco Life's consent, you may change the frequency of premium payments.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. If you select the Pru-Matic Premium Plan, one of the current monthly charges will be reduced. See Monthly Deductions From Contract Fund, page 8. Some Contract owners may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

The following table shows, for two face amounts, representative preferred and standard annual premium amounts under Contracts issued on insureds who are not substandard risks. These premiums do not reflect any additional riders or supplementary benefits.


                                 $10,000 Face Amount                      $20,000 Face Amount
                       ---------------------------------------- ----------------------------------------
                            Preferred            Standard            Preferred            Standard
---------------------- -------------------- ------------------- -------------------- -------------------
    Male, age 35
      at issue               $233.70             $274.01              $390.90             $ 471.52
---------------------- -------------------- ------------------- -------------------- -------------------

   Female, age 45
      at issue               $278.04             $308.53              $479.59             $ 540.57
---------------------- -------------------- ------------------- -------------------- -------------------

    Male, age 55
      at issue               $450.96             $562.17              $825.43             $1047.86
---------------------- -------------------- ------------------- -------------------- -------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 110% to 116% of the annual Scheduled Premium for that Contract.


                                   $10,000 Face Amount                     $20,000 Face Amount
                          --------------------------------------- --------------------------------------
                               Monthly              Annual             Monthly             Annual
------------------------- ------------------- ------------------- ------------------ -------------------
      Male, age 35
        at issue                $22.43             $233.70             $36.59             $390.90
------------------------- ------------------- ------------------- ------------------ -------------------

     Female, age 45
        at issue                $26.46             $278.04             $44.65             $479.59
------------------------- ------------------- ------------------- ------------------ -------------------

      Male, age 55
        at issue                $41.96             $450.96             $75.66             $825.43
------------------------- ------------------- ------------------- ------------------ -------------------

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and higher death benefits. Conversely, a Scheduled Premium payment does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See Lapse and Reinstatement, page 16. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 19.

Pruco Life will generally accept any premium payment of at least $25. Pruco Life reserves the right to limit unscheduled premiums to a total of $5,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. See How a Contract's Death Benefit Will Vary, page 13. The privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation, but again, there are tax consequences if the Contract becomes a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 19.

Allocation of Premiums

Pruco Life deducts a $2 processing charge and the charge for taxes attributable to premiums from premium payments. Each payment, after the deductions from premiums, will be invested as of the end of the valuation period when received at a Home Office in accordance with the allocation you have designated. A valuation period is the period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios are calculated, which is generally 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office. You may also change the way in which subsequent premiums are allocated by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer system. There is no charge for reallocating future premiums. If any part of the invested portion of a premium is allocated to a particular investment option, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation of all selected investment options must equal 100%.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Lapse and Reinstatement, page 16), you may, up to four times in each Contract year, transfer amounts from one variable investment option to the other variable investment option or to the fixed-rate option. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a variable investment option may be transferred. If you wish to convert your variable Contract to a fixed-benefit Contract in this manner, you must request a complete transfer of funds to the fixed-rate option and change your allocation instructions regarding any future premiums.

Transfers between variable investment options will take effect as of the end of the valuation period (usually the business day) in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $1,000 from one variable investment option to the other, or may be in terms of a percentage reallocation between variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, if you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. We will use reasonable procedures, such as asking you for certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. Pruco Life will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Transfers from the fixed-rate option to the variable investment options are currently permitted once each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed-rate option each year is currently the greater of:
(a) 25% of the amount in the fixed-rate option, or (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effective on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effective as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life may change these limits in the future.

How the Contract Fund Changes with Investment Experience

As explained earlier, after the 10th Contract year, there will no longer be a surrender charge and, if there is no Contract loan, the cash surrender value will be equal to the Contract Fund. This section, therefore, also describes how the cash surrender value of the Contract will change with investment experience.

On the Contract Date, the Contract Fund value is the initial premium less the deductions from premiums and the first monthly deductions. See Contract Fees and Charges, page 7. This amount is placed in the variable investment option[s] you choose and/or the fixed-rate option. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in the value of the assets in the variable investment options, and interest credited on any amounts allocated to the fixed-rate option. It is also reduced by the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also increases to reflect the receipt of additional premium payments and is decreased by the monthly deductions.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the withdrawal charges, if any, and by any Contract debt. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible, that the cash surrender value of a Contract could decline to zero because of unfavorable investment performance, even if you continue to pay Scheduled Premiums when due.

The tables on pages T1 through T4 of this prospectus (immediately following page
15) illustrate what the death benefit and cash surrender values would be for a representative Contract, assuming uniform hypothetical investment results in the selected portfolio[s], and also provide information about the aggregate premiums payable under the Contract.

How a Contract's Death Benefit Will Vary

The death benefit will vary with investment experience. The death benefit will be equal to the face amount of insurance plus the amount, if any, by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract (subject to an exception described below under which the death benefit is higher). Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

     (1)  you paid only Scheduled Premiums;

     (2)  you paid the Scheduled Premiums when due;

     (3) your selected investment options earned a net return at a uniform rate of 4% per year;

     (4)  we deducted full mortality charges based upon the 1980 CSO Table;

     (5)  we deducted the maximum sales load and expense charges; and

     (6)  there was no Contract debt.

The death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. In general, and assuming the optional paid-up benefit is not in effect (see Paid-Up Insurance Option on page 17), if, due to investment results greater than a net return of 4%, or to payment of greater than Scheduled Premiums, or to smaller than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, the death benefit will not fall below the initial face amount stated in the Contract. Again, the death benefit will reflect a deduction for the amount of any Contract debt. See Contract Loans, page 16. Any unfavorable investment experience must first be offset by favorable performance or additional payments that bring the Contract Fund up to the Tabular level before favorable investment results or additional payments will increase the death benefit.

The Contract Fund could grow to the point where it is necessary to increase the death benefit by a greater amount in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greatest of (1) the face amount plus the Contract Fund minus the Tabular Contract Fund Value; (2) the guaranteed minimum death benefit; and (3) the Contract Fund times the attained age factor that applies.

Withdrawal of Excess Cash Surrender Value

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund Value. (A Table of Tabular Contract Fund Values is included in the Contract; the Values increase with each year the Contract remains in-force.) But because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $200. You may make no more than four such withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, Pruco Life will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 19. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life representative about how best to meet your needs.

When a withdrawal is made, the cash surrender value and Contract Fund value are reduced by the amount of the withdrawal, and the death benefit is reduced accordingly. Neither the face amount of insurance nor the amount of Scheduled Premiums will be changed due to a withdrawal of excess cash surrender value. No surrender charges will be assessed for a withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, for purposes of determining whether a lapse has occurred, Pruco Life treats withdrawals as a return of premium.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following four tables show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. All four tables assume the following:

     o a Contract of a given face amount bought by a 35 year old male, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

     o the Scheduled Premium is paid on each Contract anniversary, the deduction for taxes attributable to premiums is 3.25% and no loans are taken.

     o the Contract Fund has been invested in equal amounts in each of the two available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1) assumes a Contract with a $5,000 face amount has been purchased and the second table (page T2) assumes a Contract with a $20,000 face amount has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following four tables (pages T1 through T4) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable at the end of each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable at the end of each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the two portfolios of 0.61%, and the daily deduction from the Contract Fund of 0.90% per year. Thus, based on the above assumptions, gross investment returns of 0%, 4%, 8% and 12% are the equivalent of net investment returns of -1.51%, 2.49%, 6.49%, and 10.49%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.61% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges, including monthly charges, both from the Series Fund and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for a person of your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)                                 Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1           $   181        $5,003       $5,007      $ 5,011       $ 5,016         $  0       $    0      $     2      $     6
     2           $   369        $5,002       $5,013      $ 5,024       $ 5,036         $ 48       $   59      $    70      $    82
     3           $   564        $5,000       $5,019      $ 5,040       $ 5,063         $101       $  121      $   142      $   165
     4           $   767        $5,000       $5,024      $ 5,058       $ 5,096         $153       $  185      $   219      $   256
     5           $   978        $5,000       $5,028      $ 5,079       $ 5,136         $204       $  249      $   300      $   357
     6           $ 1,198        $5,000       $5,033      $ 5,104       $ 5,187         $268       $  329      $   400      $   482
     7           $ 1,427        $5,000       $5,038      $ 5,134       $ 5,247         $330       $  411      $   506      $   620
     8           $ 1,665        $5,000       $5,042      $ 5,167       $ 5,319         $392       $  493      $   618      $   770
     9           $ 1,912        $5,000       $5,046      $ 5,204       $ 5,403         $452       $  577      $   735      $   934
    10           $ 2,169        $5,000       $5,050      $ 5,246       $ 5,501         $511       $  663      $   859      $ 1,114
    15           $ 3,617        $5,000       $5,056      $ 5,541       $ 6,266         $719       $1,045      $ 1,529      $ 2,255
    20           $ 5,379        $5,000       $5,044      $ 6,020       $ 9,093         $880       $1,454      $ 2,430      $ 4,111
    25           $ 7,523        $5,000       $5,010      $ 6,960       $13,506         $967       $1,876      $ 3,631      $ 7,046
30 (Age 65)      $10,132        $5,000       $5,000      $ 8,712       $19,529         $936       $2,294      $ 5,181      $11,613
    35           $13,305        $5,000       $5,000      $10,670       $27,839         $694       $2,681      $ 7,124      $18,587
    40           $17,166        $5,000       $5,000      $12,902       $39,427         $ 44       $2,995      $ 9,507      $29,054
    45           $21,864        $5,000       $5,000      $15,510       $55,796         $  0       $3,145      $12,369      $44,496

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T1

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING CURRENT CONTRACTUAL CHARGES

                                             Death Benefit (2)                                 Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1           $   407       $20,012      $20,024      $20,036      $ 20,048       $   38      $    50      $    62     $     74
     2           $   829       $20,013      $20,046      $20,080      $ 20,115       $  243      $   276      $   310     $    345
     3           $ 1,269       $20,002      $20,065      $20,132      $ 20,204       $  442      $   505      $   573     $    644
     4           $ 1,726       $20,000      $20,081      $20,194      $ 20,316       $  635      $   739      $   851     $    974
     5           $ 2,202       $20,000      $20,095      $20,265      $ 20,456       $  832      $   985      $ 1,156     $  1,346
     6           $ 2,697       $20,000      $20,111      $20,355      $ 20,635       $1,083      $ 1,295      $ 1,539     $  1,818
     7           $ 3,211       $20,000      $20,126      $20,459      $ 20,851       $1,334      $ 1,616      $ 1,948     $  2,340
     8           $ 3,746       $20,000      $20,139      $20,577      $ 21,108       $1,581      $ 1,942      $ 2,380     $  2,911
     9           $ 4,302       $20,000      $20,149      $20,712      $ 21,412       $1,822      $ 2,273      $ 2,835     $  3,535
    10           $ 4,881       $20,000      $20,157      $20,863      $ 21,768       $2,058      $ 2,609      $ 3,315     $  4,220
    15           $ 8,140       $20,000      $20,157      $21,938      $ 24,573       $2,896      $ 4,111      $ 5,892     $  8,528
    20           $12,106       $20,000      $20,078      $23,714      $ 34,411       $3,541      $ 5,716      $ 9,352     $ 15,557
    25           $16,931       $20,000      $20,000      $26,772      $ 51,149       $3,888      $ 7,368      $13,967     $ 26,684
30 (Age 65)      $22,801       $20,000      $20,000      $33,547      $ 73,995       $3,759      $ 8,994      $19,950     $ 44,003
    35           $29,942       $20,000      $20,000      $41,116      $105,519       $2,780      $10,454      $27,451     $ 70,449
    40           $38,631       $20,000      $20,000      $49,746      $149,471       $  153      $11,532      $36,658     $110,147
    45           $49,203       $20,000      $20,000      $59,831      $211,560       $    0      $11,760      $47,713     $168,713

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T2

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                         $5,000 GUARANTEED DEATH BENEFIT
                           $173.70 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)                                    Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1           $   181        $5,000       $5,000      $ 5,004       $ 5,009         $  0       $    0       $    0      $     0
     2           $   369        $5,000       $5,000      $ 5,010       $ 5,022         $ 35       $   45       $   56      $    67
     3           $   564        $5,000       $5,000      $ 5,018       $ 5,039         $ 82       $  100       $  120      $   142
     4           $   767        $5,000       $5,000      $ 5,028       $ 5,063         $128       $  157       $  189      $   224
     5           $   978        $5,000       $5,000      $ 5,040       $ 5,093         $172       $  214       $  261      $   314
     6           $ 1,198        $5,000       $5,000      $ 5,054       $ 5,129         $228       $  284       $  350      $   425
     7           $ 1,427        $5,000       $5,000      $ 5,070       $ 5,174         $283       $  356       $  442      $   546
     8           $ 1,665        $5,000       $5,000      $ 5,089       $ 5,227         $336       $  428       $  540      $   678
     9           $ 1,912        $5,000       $5,000      $ 5,111       $ 5,290         $388       $  500       $  642      $   821
    10           $ 2,169        $5,000       $5,000      $ 5,136       $ 5,364         $438       $  574       $  749      $   977
    15           $ 3,617        $5,000       $5,000      $ 5,318       $ 5,950         $601       $  885       $1,306      $ 1,938
    20           $ 5,379        $5,000       $5,000      $ 5,622       $ 7,682         $712       $1,202       $2,031      $ 3,473
    25           $ 7,523        $5,000       $5,000      $ 6,099       $11,204         $739       $1,498       $2,965      $ 5,845
30 (Age 65)      $10,132        $5,000       $5,000      $ 6,993       $15,870         $632       $1,736       $4,159      $ 9,438
    35           $13,305        $5,000       $5,000      $ 8,411       $22,115         $280       $1,840       $5,616      $14,765
    40           $17,166        $5,000       $5,000      $ 9,959       $30,539         $  0       $1,651       $7,339      $22,504
    45           $21,864        $5,000       $5,000      $11,677       $41,993         $  0       $  731       $9,312      $33,488

(1) If premiums are paid more frequently than annually, the payments would be $89.46 semi-annually, $46.15 quarterly or $16.90 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                                                T3

            THE PRUVIDER VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED ISSUE AGE 35
                        $20,000 GUARANTEED DEATH BENEFIT
                           $390.90 ANNUAL PREMIUM (1)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                            Death Benefit (2)                                    Cash Surrender Value (2)
                            ---------------------------------------------------- ---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                Premiums                Annual Investment Return of                         Annual Investment Return of
  End of      Accumulated   ---------------------------------------------------- ---------------------------------------------------
  Policy     at 4% Interest   0% Gross     4% Gross     8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year         Per Year    (-1.51% Net)  (2.49% Net)  (6.49% Net)  (10.49% Net) (-1.51% Net)  (2.49% Net)  (6.49% Net) (10.49% Net)
  ------     -------------- ------------  -----------  -----------  ------------ ------------  -----------  ----------- ------------
     1           $   407       $20,000      $20,000      $20,009      $ 20,020       $   12       $   24      $    35     $     46
     2           $   829       $20,000      $20,000      $20,024      $ 20,056       $  191       $  221      $   253     $    286
     3           $ 1,269       $20,000      $20,000      $20,045      $ 20,111       $  364       $  423      $   485     $    551
     4           $ 1,726       $20,000      $20,000      $20,073      $ 20,185       $  532       $  627      $   730     $    843
     5           $ 2,202       $20,000      $20,000      $20,109      $ 20,283       $  704       $  843      $   999     $  1,173
     6           $ 2,697       $20,000      $20,000      $20,153      $ 20,406       $  924       $1,116      $ 1,337     $  1,590
     7           $ 3,211       $20,000      $20,000      $20,206      $ 20,559       $1,144       $1,397      $ 1,696     $  2,048
     8           $ 3,746       $20,000      $20,000      $20,269      $ 20,744       $1,358       $1,681      $ 2,072     $  2,547
     9           $ 4,302       $20,000      $20,000      $20,343      $ 20,965       $1,567       $1,968      $ 2,466     $  3,089
    10           $ 4,881       $20,000      $20,000      $20,428      $ 21,227       $1,769       $2,257      $ 2,880     $  3,679
    15           $ 8,140       $20,000      $20,000      $21,061      $ 23,332       $2,429       $3,480      $ 5,015     $  7,287
    20           $12,106       $20,000      $20,000      $22,149      $ 28,871       $2,874       $4,713      $ 7,787     $ 13,052
    25           $16,931       $20,000      $20,000      $23,887      $ 42,162       $2,984       $5,854      $11,349     $ 21,996
30 (Age 65)      $22,801       $20,000      $20,000      $26,743      $ 59,769       $2,553       $6,742      $15,904     $ 35,543
    35           $29,942       $20,000      $20,000      $32,210      $ 83,330       $1,136       $7,056      $21,505     $ 55,635
    40           $38,631       $20,000      $20,000      $38,177      $115,111       $    0       $6,109      $28,133     $ 84,826
    45           $49,203       $20,000      $20,000      $44,799      $158,323       $    0       $2,012      $35,726     $126,258

(1) If premiums are paid more frequently than annually, the payments would be $202.79 semi-annually, $103.98 quarterly or $36.59 monthly. The death benefits and cash surrender values would be slightly different for a Contract with more frequent premium payments.

(2)  Assumes no Contract loan has been made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T4

Contract Loans

You may borrow from Pruco Life up to the "loan value" of the Contract, using the Contract as the only security for the loan. The loan value is equal to (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable to the variable investment options that would be payable upon an immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund value attributable to the fixed-rate option and to any prior loan[s] supported by the fixed-rate option, minus the portion of any charges attributable to the fixed-rate option that would be payable upon an immediate surrender. The minimum amount that may be borrowed at any one time is $200 unless the proceeds are used to pay premiums on the Contract.

Interest charged on a loan accrues daily at a fixed effective annual rate of 5.5%. Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued thereon. If at any time the Contract debt exceeds what the cash surrender value would be if there were no Contract debt, Pruco Life will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to obtain a positive cash surrender value and thus keep the Contract in-force for a limited time.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Tax Treatment of Contract Benefits - Pre-Death Distributions, page 20, and Lapse and Reinstatement, below.

When a loan is made, an amount equal to the loan proceeds (the "loan amount") is transferred out of the variable investment options and/or the fixed-rate option, as applicable. The reduction will normally be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the variable investment options or fixed-rate option.

A loan will not affect the amount of the premiums due. Should the death benefit become payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value.

A loan will have an effect on a Contract's cash surrender value and may have an effect on the death benefit, even if the loan is fully repaid, because the investment results of the selected options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. A loan that is repaid will not have any effect upon the guaranteed minimum death benefit.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 19.

Surrender of a Contract

You may surrender a Contract, in whole or in part, for its cash surrender value while the insured is living. To surrender a Contract, in whole or in part, you must deliver or mail it, together with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 19.

Lapse and Reinstatement

As explained earlier, if Scheduled Premiums are paid on or before each due date, or within the grace period after each due date, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of current rather than maximum charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Pruco Life will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 19.

A Contract that has lapsed may be reinstated within five years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

Fixed Extended Term Insurance. The amount of insurance that would have been paid on the date of default will continue for a stated period of time. You will be told in writing how long that will be. The insurance amount will not change. There will be a diminishing cash surrender value but no loan value. Extended term insurance is not available to insureds in high risk classifications or under Contracts issued in connection with tax-qualified pension plans.

Fixed Reduced Paid-Up Insurance. This insurance continues for the lifetime of the insured but at an insurance amount that is generally lower than that provided by fixed extended term insurance. It will decrease only if you take a Contract loan. Upon request, we will tell you what the amount of insurance will be. Fixed paid-up insurance has a cash surrender value and a loan value. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 19.

Variable Reduced Paid-Up Insurance. This is similar to fixed paid-up insurance and will initially be in the same amount. The Contract Fund will continue to vary to reflect the experience of the variable investment options and/or the fixed-rate option. There will be a new guaranteed minimum death benefit. Loans will be available subject to the same rules that apply to premium-paying Contracts.

Variable reduced paid-up insurance is the automatic option provided upon lapse only if the amount of variable reduced paid-up insurance is at least as great as the amount of fixed extended term insurance which would have been provided upon lapse. In addition, variable reduced paid-up insurance will be available only if the insured is not in one of the high risk rating classes for which Pruco Life does not offer fixed extended term insurance. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 19.

What Happens If No Request Is Made? Except in the two situations that follow, if no request is made, the "automatic option" will be fixed extended term insurance. If fixed extended term insurance is not available to the insured, then fixed reduced paid-up insurance will be provided. However, if variable reduced paid-up insurance is available and the amount is at least as great as the amount of fixed extended term insurance, then the automatic option will be variable reduced paid-up insurance. This could occur if the Contract lapses and there is a Contract debt outstanding.

Paid-Up Insurance Option

In certain circumstances you may elect to stop paying premiums and to have guaranteed insurance coverage for the lifetime of the insured. This benefit is available only if the following conditions are met: (1) the Contract is not in default; (2) Pruco Life is not paying premiums in accordance with any payment of premium benefit that may be included in the Contract; and (3) the Contract Fund is sufficiently large so that the calculated guaranteed paid-up insurance amount is at least equal to the face amount of insurance plus the excess, if any, of the Contract Fund over the Tabular Contract Fund. The amount of guaranteed paid-up insurance coverage may be greater. It will be equal to the difference between the Contract Fund and the present value of future monthly charges from the Contract Fund (other than charges for anticipated mortality costs and for payment of premium riders) multiplied by the attained age factor. This option will generally be available only when the Contract has been in-force for many years and the Contract Fund has grown because of favorable investment experience or the payment of unscheduled premiums or both. Once the paid-up insurance option is exercised, the actual death benefit is equal to the greater of the guaranteed paid-up insurance amount and the Contract Fund multiplied by the attained age factor.

Upon request, Pruco Life will tell you the amount needed to pay up the Contract and to guarantee the paid-up insurance amount as long as a payment equal to or greater than this amount is received within two weeks of the date it was quoted. There is no guarantee if the payment is received within the two week period and is less than the quoted amount or if the payment is received outside the two week period. In that case, Pruco Life will add the payment to the Contract Fund and recalculate the guaranteed paid-up insurance amount. If the guaranteed paid-up insurance amount is equal to or greater than the face amount, the paid-up request will be processed. If the guaranteed paid-up insurance amount calculated is below the face amount, you will be notified that the amount is insufficient to process the request. In some cases, the quoted amount, if paid, would increase the death benefit by more than it increases the Contract Fund. In these situations, underwriting might be required to accept the premium payment and to process the paid-up request. Pruco Life reserves the right to change this procedure in the future. After the first Contract year, you must make a proper written request for the Contract to become fully paid-up and send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 19. A Contract in effect under a paid-up insurance option will have cash surrender and loan values.

Reduced Paid-Up Insurance Option

Like the paid-up insurance option, reduced paid-up insurance provides the insured with lifetime insurance coverage without the payment of additional premiums. However, reduced paid-up insurance provides insurance coverage which is generally lower than the death benefit of the Contract. Reduced paid-up insurance is based upon a Contract's current net cash value and can be requested at any time. This option is available only when the Contract is not in default and Pruco Life is not paying any premiums in accordance with any payment of premium benefit that may be included in the Contract. In order to receive reduced paid-up insurance, a Contract owner must make a proper written request, and Pruco Life may request that the owner send the Contract to a Home Office to be endorsed. It is possible for this Contract to be classified as a Modified Endowment Contract if this option is exercised. See Tax Treatment of Contract Benefits, page 19.

When Proceeds Are Paid

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. Pruco Life may delay payment of proceeds from the variable investment options and the variable portion of the death benefit due under the Contract if the sale or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, and with respect to a Contract in-force as fixed reduced paid-up insurance or as extended term insurance, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for more than 30 days (or a shorter period if required by applicable law).

Living Needs Benefit

You may elect to add the Living Needs Benefit" to your Contract at issue. The benefit may vary by state. It can generally be added only when the aggregate face amounts of the insured's eligible contracts equal $50,000 or more. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When you provide satisfactory evidence, Pruco Life will provide an accelerated payment of the portion of the death benefit you select as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When you provide satisfactory evidence, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit you select as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined by the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Reports to Contract Owners

Once each Contract year (except where the Contract is in-force as fixed extended term insurance or fixed reduced paid-up insurance), Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract. On request, you will be sent a current statement in a form similar to that of the annual statement described above, but Pruco Life may limit the number of such requests or impose a reasonable charge if such requests are made too frequently.

You will also receive, usually at the end of February, an annual report of the operations of the Series Fund. That report will list the investments held in both portfolios and include audited financial statements for the Series Fund. A semi-annual report with similar unaudited information will be sent to you, usually at the end of August.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o You will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract.

     o The Contract's death benefit will be income tax free to your beneficiary.

Although we believe the Contract should qualify as "life insurance" for federal tax purposes, there are some uncertainties, particularly because the Secretary of the Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we have reserved the right to make changes - which will be applied uniformly to all Contract owners after advance written notice - that we deem necessary to ensure that the Contract will continue to qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

     Contracts Not Classified as Modified Endowment Contracts.

          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

     Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially, or in some cases slightly, in excess of Scheduled Premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract even though the Contract owner pays only Scheduled Premiums or even less than the Scheduled Premiums. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.


Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Consequences. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Riders

Contract owners may be able to obtain additional fixed benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, they will be charged for by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges for the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays an additional amount if the insured dies in an accident. Another waives certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally uses mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on a blended unisex rate, whether the insured is male or female. In addition, Pruco Life may have offered the Contract with unisex mortality rates to employers and employee organizations.

Other Standard Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such death benefit will be based on what the most recent deductions from the Contract Fund would have provided at the correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals.

Paying Premiums by Payroll Deduction

In addition to the annual, semi-annual, quarterly and monthly premium payment modes, a payroll budget method of paying premiums may also be available under certain Contracts. The employer generally deducts the necessary amounts from employee paychecks and sends premium payments to Pruco Life monthly. Any Pruco Life representative authorized to sell this Contract can provide further details concerning the payroll budget method of paying premiums.

Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who were also authorized by state insurance departments to do so. The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may have been paid on a different basis than described below.

Where the insured is less than 60 years of age, the representative generally receives a commission of: (1) no more than 50% of the Scheduled Premiums for the first year: (2) no more than 6% of the Scheduled Premiums for the second through 10th years; and (3) no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission is lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year. Representatives with less than three years of service may be paid on a different basis.

Sales expenses in any year are not equal to the deduction for sales load in that year. Pruco Life expects to recover its total sales expenses over the periods the Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Pruco Life's surplus, which may include amounts derived from the mortality and expense risk charge and the guaranteed minimum death benefit risk charge described under item (d) under Monthly Deductions from Contract Fund, page 8 and Daily Deduction from the Contract Fund, page 8.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts


The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and the financial statements of the Account as of December 31, 2001 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Candace J. Woods, FSA, MAAA, Vice President and Actuary of Prudential whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.


As of December 31, 2001 Prudential and/or Pruco Life remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.





Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.


Additional Information

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life. Its address and telephone number are on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999:
Consultant, Individual Financial Services; prior to 1998: Consultant, Morgan Stanley.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

JEAN D. HAMILTON, Director - Executive Vice President, Prudential Institutional since 1998; prior to 1998: President, Diversified Group.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.


                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Mutual Funds, Annuities and UITs, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential
Investments;   prior  to  1999:   Vice  President,   Mutual  Funds,   Prudential
Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES  M.  O'CONNOR,  Senior  Vice  President  and  Actuary  -  Vice  President,
Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Prudential Enterprise Financial Management since 2000; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                                     FINANCIAL STATEMENTS OF
                        PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2001

                                                                         SUBACCOUNTS
                                                                 -----------------------------
                                                                   FLEXIBLE      CONSERVATIVE
                                                                   MANAGED         BALANCED
                                                                   PORTFOLIO       PORTFOLIO
                                                                 ------------     ------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3] ....................  $118,864,556     $102,947,967
                                                                 ------------     ------------
  Net Assets ..................................................  $118,864,556     $102,947,967
                                                                 ============     ============
NET ASSETS, representing:
  Accumulation units [Note 9] .................................  $118,864,556     $102,947,967
                                                                 ------------     ------------
                                                                 $118,864,556     $102,947,967
                                                                 ============     ============
  Units outstanding ...........................................    37,196,435       36,946,984
                                                                 ============     ============





                       SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6



                                                 A1

                                                       FINANCIAL STATEMENTS OF
                                          PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF OPERATIONS
For the years ended December 31, 2001, 2000, and 1999

                                                                                 SUBACCOUNTS
                                              --------------------------------------------------------------------------------------
                                                            FLEXIBLE MANAGED                        CONSERVATIVE BALANCED
                                                               PORTFOLIO                                   PORTFOLIO
                                              -----------------------------------------    -----------------------------------------
                                                  2001           2000          1999           2001            2000          1999
                                              ------------   ------------   -----------    ------------    -----------    ----------
INVESTMENT INCOME
  Dividend income .......................     $  4,589,893   $  4,712,465   $     5,746    $  3,593,711    $ 4,127,516    $4,686,219
                                              ------------   ------------   -----------    ------------    -----------    ----------
EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk
    [Note 4A] ...........................        1,089,497      1,169,116     1,146,450         944,459      1,015,258     1,029,569
                                              ------------   ------------   -----------    ------------    -----------    ----------
NET INVESTMENT INCOME (LOSS) ............        3,500,396      3,543,349    (1,140,704)      2,649,252      3,112,258     3,656,650
                                              ------------   ------------   -----------    ------------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Capital gains distributions received ..        1,765,685      1,827,070     1,457,859       1,097,275        844,972       652,825
  Realized gain (loss) on shares redeemed         (602,539)        (6,600)      (66,480)       (418,723)        38,024        36,328
  Net change in unrealized gain (loss)
    on investments ......................      (13,016,079)    (8,392,563)    8,242,235      (6,487,595)    (5,514,968)    2,098,174
                                              ------------   ------------   -----------    ------------    -----------    ----------
NET GAIN (LOSS) ON INVESTMENTS ..........      (11,852,933)    (6,572,093)    9,633,614      (5,809,043)    (4,631,972)    2,787,327
                                              ------------   ------------   -----------    ------------    -----------    ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ............................     $ (8,352,537)  $ (3,028,744)  $ 8,492,910    $ (3,159,714)   $(1,519,714)   $6,443,977
                                              ============   ============   ===========    ============    ===========    ==========


                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6

                                                                 A2

                                                       FINANCIAL STATEMENTS OF
                                          PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2001, 2000, and 1999

                                                                               SUBACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                     FLEXIBLE MANAGED                           CONSERVATIVE BALANCED
                                                        PORTFOLIO                                      PORTFOLIO
                                       --------------------------------------------    --------------------------------------------
                                           2001            2000            1999            2001            2000            1999
                                       ------------    ------------    ------------    ------------    ------------    ------------
OPERATIONS
  Net investment income (loss) ......  $  3,500,396    $  3,543,349    $ (1,140,704)   $  2,649,252    $  3,112,258    $  3,656,650
  Capital gains distributions
    received ........................     1,765,685       1,827,070       1,457,859       1,097,275         844,972         652,825
  Realized gain (loss) on shares
    redeemed ........................      (602,539)         (6,600)        (66,480)       (418,723)         38,024          36,328
  Net change in unrealized gain
    (loss) on investments ...........   (13,016,079)     (8,392,563)      8,242,235      (6,487,595)     (5,514,968)      2,098,174
                                       ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS ...................    (8,352,537)     (3,028,744)      8,492,910      (3,159,791)     (1,519,714)      6,443,977
                                       ------------    ------------    ------------    ------------    ------------    ------------
CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments .......    18,873,194      19,699,411      18,841,195      12,111,358      12,711,790      10,739,958
  Policy Loans ......................    (1,556,891)     (1,557,625)     (1,336,799)       (982,894)       (961,074)       (912,018)
  Policy Loan Repayments and Interest     1,038,098         762,185         652,283         640,002         475,024         509,275
  Surrenders, Withdrawals and
    Death Benefits ..................    (8,574,795)     (8,009,395)     (6,709,712)     (7,191,924)     (6,610,649)     (6,151,943)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option        (48,210)        911,234         236,659        (211,674)       (851,210)       (166,752)
  Withdrawal and Other Charges ......   (11,005,416)    (12,037,281)    (13,060,243)     (8,317,004)     (8,984,035)     (9,849,649)
                                       ------------    ------------    ------------    ------------    ------------    ------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM CONTRACT OWNER
  TRANSACTIONS ......................    (1,274,020)       (231,471)     (1,376,617)     (3,952,136)     (4,220,154)     (5,831,129)
                                       ------------    ------------    ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE)
IN NET ASSETS .......................     9,626,557)     (3,260,215)      7,116,293      (7,111,927)     (5,739,868)        612,848

NET ASSETS
  Beginning of year .................   128,491,113     131,751,328     124,635,035     110,059,894     115,799,762     115,186,914
                                       ------------    ------------    ------------    ------------    ------------    ------------
  End of year .......................  $118,864,556    $128,491,113    $131,751,328    $102,947,967    $110,059,894    $115,799,762
                                       ============    ============    ============    ============    ============    ============

                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A4 THROUGH A6


                                                                 A3

                        NOTES TO FINANCIAL STATEMENTS OF
                PRUCO LIFE PRUvider VARIABLE APPRECIABLE ACCOUNT
                                December 31, 2001


Note 1:   General

          Pruco Life PRUvider Variable Appreciable Account (the "Account") was established on July 10, 1992 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchase of the PRUvider Variable life insurance Contract ("PRUvider") are invested in the Account.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the PRUvider variable life insurance contract. The contract offers the option to invest in two subaccounts, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). Options available to the PRUvider contract owners are the Flexible Managed Portfolio and Conservative Balanced Portfolio.

          The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

Note 2: Significant Accounting Policies

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


Note 3:   Investment Information for The Prudential Series Fund, Inc. Portfolios

          The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 2001 were as follows:


                                                    SUBACCOUNTS
                                        ------------------------------------
                                          FLEXIBLE             CONSERVATIVE
                                           MANAGED               BALANCED
                                          PORTFOLIO              PORTFOLIO
                                        -------------          -------------
Number of shares (rounded):                 8,036,819              7,519,939
Net asset value per share:              $       14.79          $       13.69
Cost:                                   $ 137,513,711          $ 113,274,670


                                       A4

Note 4:   Charges and Expenses

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 0.90%, are applied daily against the net assets representing equity of PRUvider contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

          B.   Deferred Sales Charge

               A deferred sales charge is imposed upon surrenders to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

          C.   Partial Withdrawal Charge

               A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract.

          D.   Cost of Insurance and Other Related Charges

               Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.


Note 5:   Taxes

          Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.





                                       A5

Note 6:   Unit Activity

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 2001, 2000, and 1999 were as follows:

                                                                         SUBACCOUNTS
                                   --------------------------------------------------------------------------------------
                                                    FLEXIBLE                                CONSERVATIVE
                                                    MANAGED                                   BALANCED
                                                    PORTFOLIO                                 PORTFOLIO
                                   -----------------------------------------    -----------------------------------------
                                       2001            2000          1999          2001          2000            1999
                                   -----------     -----------    ----------    -----------   -----------     -----------
Contract Owner Contributions:       6,230,852       5,696,097      5,954,495     4,601,829     4,156,005       4,094,968
Contract Owner Redemptions:        (6,621,841)     (5,755,350)    (6,348,982)   (6,014,974)   (5,604,634)     (6,162,167)

Note 7:   Purchases and Sales of Investments

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2001 were as follows:

                                                       SUBACCOUNTS
                                              ------------------------------
                                               FLEXIBLE         CONSERVATIVE
                                               MANAGED            BALANCED
                                               PORTFOLIO          PORTFOLIO
                                              -----------       -------------
Purchases ...............................     $ 2,973,926        $ 1,095,565
Sales ...................................     $(5,337,444)       $(5,992,170)

Note 8:   Related Party Transactions

          Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

Note 9:   Financial Highlights

          A summary of units, units outstanding, investment income ratio, expense rates, and total returns for the year ended December 31, 2001 were as follows:


                                                AT DECEMBER 31, 2001      FOR THE YEAR ENDED DECEMBER 31, 2001
                                          ------------------------------  --------------------------------------
                                                                         INVESTMENT*
                                          UNITS   UNIT FAIR  NET ASSETS    INCOME         EXPENSE        TOTAL
                                          (000s)     VALUE      (000s)      RATIO         RATIO**     RETURN***
                                          -------  ---------  ----------  -----------     --------    ----------
Conservative Balanced Portfolio .......   36,947    $2.78637   $102,948      3.40%         0.90%          -2.88%
Flexible Managed Portfolio ............   37,196    $3.19559   $118,865      3.76%         0.90%          -6.52%


  * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

 ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.






                                      A6

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the
Pruco Life PRUvider Variable Appreciable Account
And the Board of Directors of the
Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Pruco Life PRUvider Variable Appreciable Account at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2001 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.





PricewaterhouseCoopers LLP
New York, New York
April 22, 2002



                                                      A7

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  2001               2000
                                                                            -----------------  -----------------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2001: $3,935,472;
       2000:$3,552,244)                                                        $ 4,024,893       $  3,561,521
     Held to maturity, at amortized cost (fair value, 2000: $320,634)                    -            324,546
Equity securities - available for sale, at fair value (cost, 2001: $173;
  2000: $13,446)                                                                       375             10,804
Commercial loans on real estate                                                      8,190              9,327
Policy loans                                                                       874,065            855,374
Short-term investments                                                             215,610            202,815
Other long-term investments                                                         84,342             83,738
                                                                                ----------       ------------
               Total investments                                                 5,207,475          5,048,125
Cash and cash equivalents                                                          374,185            453,071
Deferred policy acquisition costs                                                1,159,830          1,132,653
Accrued investment income                                                           77,433             82,297
Reinsurance recoverable                                                            300,697             31,568
Receivables from affiliates                                                         33,074             51,586
Other assets                                                                        20,134             29,445
Separate Account assets                                                         14,920,584         16,230,264
                                                                                ----------       ------------
TOTAL ASSETS                                                                   $22,093,412       $ 23,059,009
                                                                               ===========       ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                $ 3,947,690       $  3,646,668
Future policy benefits and other policyholder liabilities                          808,230            702,862
Cash collateral for loaned securities                                              190,022            185,849
Securities sold under agreements to repurchase                                      80,715            104,098
Income taxes payable                                                               266,096            235,795
Other liabilities                                                                  228,596            120,891
Separate Account liabilities                                                    14,920,584         16,230,264
                                                                                ----------       ------------
Total liabilities                                                               20,441,933         21,226,427
                                                                                ----------       ------------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                       2,500              2,500
Paid-in-capital                                                                    466,748            466,748
Retained earnings                                                                1,147,665          1,361,924

Accumulated other comprehensive income (loss):
    Net unrealized investment gains                                                 34,718              4,730
    Foreign currency translation adjustments                                          (152)            (3,320)
                                                                                ----------       ------------
Accumulated other comprehensive income                                              34,566              1,410
                                                                                ----------       ------------
Total stockholder's equity                                                       1,651,479          1,832,582
                                                                                ----------       ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                      $22,093,412       $ 23,059,009
                                                                               ===========       ============

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                 2001                2000               1999
                                                            --------------     ---------------    ---------------
REVENUES

Premiums                                                    $   90,868         $   121,921        $    98,976
Policy charges and fee income                                  490,185             474,861            414,425
Net investment income                                          343,638             337,919            276,821
Realized investment losses, net                                (60,476)            (20,679)           (32,545)
Asset management fees                                            7,897              71,160             60,392
Other income                                                     4,962               2,503              1,397
                                                            ----------         -----------        -----------

Total revenues                                                 877,074             987,685            819,466
                                                            ----------         -----------        -----------

BENEFITS AND EXPENSES

Policyholders' benefits                                        256,080             248,063            205,042
Interest credited to policyholders' account balances           195,966             171,010            136,852
General, administrative and other expenses                     382,701             410,684            392,041
                                                            ----------         -----------        -----------

Total benefits and expenses                                    834,747             829,757            733,935
                                                            ----------         -----------        -----------

Income from operations before income taxes                      42,327             157,928             85,531
                                                            ----------         -----------        -----------

Income tax (benefit) provision                                 (25,255)             54,432             29,936
                                                            ----------         -----------        -----------

NET INCOME                                                      67,582             103,496             55,595
                                                            ----------         -----------        -----------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment                                29,988              33,094            (38,266)

     Foreign currency translation adjustments                    3,168                (993)              (742)
                                                            ----------         -----------        -----------

Other comprehensive income (loss)                               33,156              32,101            (39,008)
                                                            ----------         -----------        -----------

TOTAL COMPREHENSIVE INCOME                                  $  100,738         $   135,597        $    16,587
                                                            ===========        ============       ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                                   Accumulated
                                                                                      other             Total
                                       Common        Paid-in-        Retained     comprehensive     stockholder's
                                    Common stock     capital         earnings     income (loss)        equity
                                    ------------     --------        --------     -------------     --------------
Balance, January 1, 1999              $   2,500    $  439,582     $  1,202,833     $      8,317      $   1,653,232

Net income                                    -             -           55,595                -             55,595

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (742)              (742)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -          (38,266)           (38,266)
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 1999                2,500       439,582        1,258,428          (30,691)         1,669,819

Net income                                    -             -          103,496                -            103,496

Contribution from Parent                      -        27,166                -                -             27,166

Change in foreign
currency translation
adjustments, net of taxes                     -             -                -             (993)              (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and
taxes                                         -             -                -           33,094             33,094
                                      ---------    ----------     ------------     ------------      -------------

Balance, December 31, 2000
                                          2,500       466,748        1,361,924            1,410          1,832,582

Net income                                    -             -           67,582                -             67,582

Policy credits issued to eligible
policyholders                                 -             -         (128,025)               -           (128,025)

Dividends to Parent                           -             -         (153,816)               -           (153,816)

Change in foreign currency
translation adjustments, net of
taxes                                         -             -                -            3,168              3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                          -             -                -           29,988             29,988

                                      ---------    ----------     ------------     ------------      -------------
Balance, December 31, 2001            $   2,500    $  466,748     $  1,147,665     $     34,566      $   1,651,479
                                      =========    ==========     ============     ============      =============


                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2001, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                                                                   2001             2000            1999
                                                             --------------     -----------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                   $       67,582     $   103,496     $     55,595
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                  (54,970)        (72,275)         (83,961)
     Interest credited to policyholders' account balances           195,966         171,010          136,852
     Realized investment losses, net                                 60,476          20,679           32,545
     Amortization and other non-cash items                          (49,594)        (48,141)          75,037
     Change in:
         Future policy benefits and other policyholders'            105,368          73,340          100,743
         liabilities
         Accrued investment income                                    4,864         (13,380)          (7,803)
         Receivable from/Payable to affiliate                        18,512         (24,907)         (66,081)
         Policy loans                                               (40,645)        (63,022)         (25,435)
         Deferred policy acquisition costs                         (100,281)        (69,868)        (201,072)
         Income taxes payable/receivable                             38,839          90,195          (47,758)
         Other, net                                                 (38,114)         51,011           18,974
                                                             --------------     -----------     ------------
Cash Flows From (Used in) Operating Activities                      208,003         218,138          (12,364)
                                                             --------------     -----------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                 2,653,798       2,273,789        3,076,848
               Held to maturity                                           -          64,245           45,841
         Equity securities                                              482           1,198            5,209
         Commercial loans on real estate                              1,137           1,182            6,845
         Other long-term investments                                      -          15,039              385
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                (2,961,861)     (2,782,541)      (3,452,289)
               Held to maturity                                           -               -          (24,170)
         Equity securities                                             (184)        (11,134)          (5,110)
         Other long-term investments                                   (130)         (6,917)         (39,094)
     Cash collateral for loaned securities, net                       4,174          98,513           14,000
     Securities sold under agreement to repurchase, net             (23,383)         82,947          (28,557)
     Short-term investments, net                                    (12,766)       (118,418)          92,199
                                                             --------------     -----------     ------------
Cash Flows Used In Investing Activities                            (338,733)       (382,097)        (307,893)
                                                             --------------     -----------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account deposits                              1,456,668       2,409,399        3,457,158
     Policyholders' account withdrawals                          (1,313,300)     (1,991,363)      (3,091,565)
     Cash dividend to Parent                                        (26,048)              -                -
     Cash provided to affiliate                                     (65,476)              -                -
                                                             --------------     -----------     ------------
Cash Flows (Used in) From Financing Activities                       51,844         418,036          365,593
                                                             --------------     -----------     ------------
     Net increase in Cash and cash equivalents                      (78,886)        254,077           45,336
     Cash and cash equivalents, beginning of year                   453,071         198,994          153,658
                                                             --------------     -----------     ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                       $      374,185     $   453,071     $    198,994
                                                             ==============     ===========     ============

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid                            $      (46,021)    $   (14,832)    $     55,144
                                                             --------------     -----------     ------------
NON-CASH TRANSACTIONS DURING THE YEAR
     Dividend paid with fixed maturities                     $       81,952     $         -     $          -
                                                             --------------     -----------     ------------
     Taiwan branch dividend paid with net assets/liabilities $       45,816     $         -     $          -
                                                             --------------     -----------     ------------
     Policy credits issued to eligible policyholders         $      128,025     $         -     $          -
                                                             --------------     -----------     ------------
     Contribution from Parent                                $            -     $    27,166     $          -
                                                             --------------     -----------     ------------

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company also had marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated Company on January 31, 2001, as described in Footnote 14.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000 or 1999.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. (the "Holding Company"). The demutualization was completed in accordance with Prudential's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)", net of income taxes.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary. Impairment adjustments are included in "Realized investment gains (losses), net." Factors considered in evaluating whether a decline in value is other than temporary are: 1) whether the decline is substantial; 2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 3) the duration and extent to which the market value has been less than cost; and 4) the financial condition and near-term prospects of the issuer.

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset Management Fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products (refer to Note 14). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. See Note 11 for a discussion of the Company's use of derivative financial instruments and the related accounting and reporting treatment for such instruments.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125." The Company has adopted the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The adoption did not have an effect on the results of operations of the Company.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2001, the FASB issued SFAS No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 141 requires that the Company account for all business combinations in the scope of the statement using the purchase method. SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001; however, goodwill and intangible assets acquired after June 30, 2001 are subject immediately to the nonamortization and amortization provisions of this statement. As of December 31, 2001, The Company does not have any goodwill or intangible assets.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not considered to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. SFAS No. 144 is effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally, its provisions are to be applied prospectively.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2001
                                                 ---------------------------------------------------------------
                                                                    Gross             Gross
                                                 Amortized        Unrealized        Unrealized      Estimated
                                                    Cost            Gains             Losses        Fair Value
                                                 -------------   --------------   --------------  --------------
                                                                         (In Thousands)
Fixed Maturities Available For Sale
U.S. Treasury Securities and Obligations of
     U.S. Government Corporations and
     Agencies                                     $ 303,606        $   1,496         $  1,648      $  303,454

Foreign Government Bonds                             27,332            2,122                -          29,454

Corporate Securities                              3,594,386          116,186           28,834       3,681,738

Mortgage-backed Securities                           10,148              160               61          10,247

                                                 ----------        ---------         --------      ----------
Total Fixed Maturities Available For Sale        $3,935,472        $ 119,964         $ 30,543      $4,024,893
                                                 ==========        =========         ========      ==========

Equity Securities Available For Sale             $      173        $     220         $     18      $      375
                                                 ==========        =========         ========      ==========

                                                                              2000
                                                  --------------------------------------------------------------
                                                                    Gross             Gross
                                                  Amortized       Unrealized       Unrealized       Estimated
                                                    Cost            Gains            Losses         Fair Value
                                                 --------------   ------------   --------------   --------------
                                                                        (In Thousands)
  Fixed Maturities Available For Sale
  U.S. Treasury Securities and Obligations of
       U.S. Government Corporations and
       Agencies                                   $  309,609        $ 7,888          $    17       $  317,480

  Foreign Government Bonds                           136,133          8,093              520          143,706

  Corporate Securities                             3,075,023         43,041           49,538        3,068,526

  Mortgage-backed Securities                          31,479            330                0           31,809

                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Available For Sale       $3,552,244        $59,352          $50,075       $3,561,521
                                                  ==========        =======          =======       ==========

  Fixed Maturities Held To Maturity
  Corporate Securities                            $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ----------        -------          -------       ----------
  Total Fixed Maturities Held To Maturity         $  324,546        $ 1,500          $ 5,412       $  320,634
                                                  ==========        =======          =======       ==========

  Equity Securities Available For Sale            $   13,446        $   197          $ 2,839       $   10,804
                                                  ==========        =======          =======       ==========


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2001 is shown below:

                                                         Available For Sale
                                               --------------------------------------
                                                  Amortized         Estimated Fair
                                                    Cost                 Value
                                               ---------------    -------------------
                                                         (In Thousands)

        Due in one year or less                 $   802,235            $   821,790

        Due after one year through five years     1,841,097              1,885,535

        Due after five years through ten years    1,026,709              1,045,693

        Due after ten years                         255,283                261,628

        Mortgage-backed securities                   10,148                 10,247
                                                -----------            -----------

        Total                                   $ 3,935,472            $ 4,024,893
                                                ===========            ===========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2001, 2000, and 1999, were $2,380.4 million, $2,103.6 million, and $2,950.4 million, respectively. Gross gains of $40.3 million, $15.3 million, $13.1 million, and gross losses of $47.7 million, $33.9 million, and $31.1 million, were realized on those sales during 2001, 2000, and 1999, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2001, 2000, and 1999, were $273.4 million, $170.2 million, and $126.5 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $53.5 million, $12.3 million, and $11.2 million, for the years 2001, 2000 and 1999, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. The aggregate amortized cost of the securities was $324.5 million. Unrealized investment losses of $2.5 million, net of tax were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 1999, there were no securities classified as held to maturity that were transferred. During the years ended December 31, 2001, 2000, and 1999, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                                        2001                            2000
                                             --------------------------      -------------------------
                                                                  (In Thousands)

         Retail Stores                           $  4,623      56.4%             $  5,615     60.2%

         Industrial Buildings                       3,567      43.6%                3,712     39.8%

                                             --------------------------      -------------------------
               Net Carrying Value                $  8,190     100.0%             $  9,327    100.0%
                                             ==========================      =========================

The concentration of commercial loans are in the states of Washington (47%), New Jersey (44%), and North Dakota (9%).

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Special Deposits and Restricted Assets
Fixed maturities of $2.9 million and $8.0 million at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million at December 31, 2001 and 2000, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $84.3 million and $83.7 million as of December 31, 2001 and 2000, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $35.8 million and $34.3 million at December 31, 2001 and 2000, respectively. The Company's share of net income from the joint ventures was $1.6 million, $.9 million, and $.3 million, for the years ended December 31, 2001, 2000 and 1999, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $44.0 million and $46.9 million at December 31, 2001 and 2000, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                              2001                2000              1999
                                                          ----------------   -----------------  ----------------
                                                                              (In Thousands)

  Fixed Maturities - Available For Sale                    $    279,477       $    237,042      $    188,236
  Fixed Maturities - Held To Maturity                                 -             26,283            29,245
  Equity Securities - Available For Sale                             71                 18                 -
  Commercial Loans On Real Estate                                   905              1,010             2,825
  Policy Loans                                                   48,149             45,792            42,422
  Short-Term Investments and Cash Equivalents                    24,253             29,582            19,208
  Other                                                           6,021             16,539             4,432
                                                          ----------------   -----------------  ----------------
  Gross Investment Income                                       358,876            356,266           286,368
       Less:  Investment Expenses                               (15,238)           (18,347)           (9,547)
                                                          ----------------   -----------------  ----------------
  Net Investment Income                                   $     343,638       $    337,919      $    276,821
                                                          ================   =================  ================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2001                2000               1999
                                                          ----------------   -----------------  -----------------
                                                                               (In Thousands)

  Fixed Maturities - Available For Sale                     $    (60,924)      $    (34,600)     $    (29,192)
  Fixed Maturities - Held To Maturity                                  -               (212)              102
  Equity Securities - Available For Sale                             (56)               271               392
  Derivatives                                                     (1,396)            15,039            (1,557)
  Other                                                            1,900             (1,177)           (2,290)
                                                          ----------------   -----------------  -----------------

  Realized Investment Losses, Net                           $    (60,476)      $    (20,679)     $    (32,545)
                                                          ================   =================  =================

Securities Pledged to Creditors
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2001 and 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $265.2 million and $287.8 million, respectively.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                            Accumulated
                                                                                                               Other
                                                                                                           Comprehensive
                                                                                                           Income (Loss)
                                                               Deferred                      Deferred     Related To Net
                                            Unrealized          Policy      Policyholders'  Income Tax      Unrealized
                                           Gains(Losses)      Acquisition      Account      (Liability)     Investment
                                          On Investments         Costs         Balances       Benefit      Gains(Losses)
                                          ------------------ -------------  --------------  -----------   ---------------
                                                                            (In Thousands)
Balance, January 1, 1999                  $        25,169     $   (13,115)  $      2,680    $   (4,832)   $      9,902

Net investment gains(losses) on
investments arising during the period            (138,268)              -              -        47,785         (90,483)

Reclassification adjustment for
gains(losses) included in net income               28,698               -              -        (9,970)         18,728

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -          53,407              -       (16,283)         37,124

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -         (5,712)        2,077          (3,635)
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 1999                        (84,401)         40,292         (3,032)       18,777         (28,364)

Net investment gains(losses) on
investments arising during the period              56,707               -              -       (21,539)         35,168

Reclassification adjustment for
gains(losses) included in net income               34,329               -              -       (13,039)         21,290

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (39,382)             -        14,177         (25,205)

Impact of net unrealized investment
gains(losses) on policyholders' account                 -               -          2,877        (1,036)          1,841
balances
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2000                          6,635             910           (155)       (2,660)          4,730

Net investment gains(losses) on
investments arising during the period              22,007               -              -        (7,922)         14,085

Reclassification adjustment for
gains(losses) included in net income               60,980               -              -       (21,953)         39,027

Impact of net unrealized investment
gains(losses) on deferred policy
acquisition costs                                       -         (41,223)             -        14,840         (26,383)

Impact of net unrealized investment
gains(losses) on policyholders' account
balances                                                -               -          5,092        (1,833)          3,259
                                          ---------------    ------------    -----------    ----------    ------------
Balance, December 31, 2001                $        89,622    $    (40,313)   $     4,937    $  (19,528)   $     34,718
                                          ===============    ============    ============   ==========    =============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                 2001             2000            1999
                                                                             (In Thousands)
Balance, Beginning of Year                                  $  1,132,653  $     1,062,785   $      861,713
Capitalization of Commissions, Sales and Issue Expenses          295,823          242,322          242,373
Amortization                                                    (156,092)        (129,049)         (96,451)
Change In Unrealized Investment (Gains) Losses                   (41,223)         (39,382)          53,407
Foreign Currency Translation                                       1,773           (4,023)           1,743
Transfer of Taiwan branch balance to an affiliated company       (73,104)               -                -
                                                            ------------  ---------------   --------------
Balance, End of Year                                        $  1,159,830  $     1,132,653   $    1,062,785
                                                            ============  ===============   ==============


5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                             2001                2000
                                                           --------           ----------
                                                                   (In Thousands)
         Life Insurance - Domestic                         $500,974           $  429,825
         Life Insurance - Taiwan                            260,632              226,272
         Individual Annuities                                32,423               31,817
         Group Annuities                                     14,201               14,948
                                                           --------           ----------
                                                           $808,230           $  702,862
                                                           ========           ==========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.


The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate        Estimation Method
--------------------------------   ----------------------------   ----------------  --------------------------

Life Insurance - Domestic          Generally rates guaranteed     2.5% to 11.25%    Net level premium based
Variable and Interest-Sensitive    in calculating cash                              on non-forfeiture
                                   surrender values                                 interest rate

Life Insurance - Domestic Term     Best estimate plus a            6.5% to 6.75%    Net level premium plus a
Insurance                          provision for adverse                            provision for adverse
                                   deviation                                        deviation

Life Insurance - International     Generally the Taiwan            6.25% to 7.5%    Net level premium plus a
                                   standard table plus a                            provision for adverse
                                   provision for adverse                            deviation.
                                   deviation

Individual Annuities               Mortality table varies         6.25% to 11.0%    Present value of
                                   based on the issue year of                       expected future payments
                                   the contract. Current                            based on historical
                                   table (for 1998 & later                          experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group Annuities                    1950 & 1971 Group Annuity          14.75%        Present value of
                                   Mortality Table with                             expected future payments
                                   certain modifications                            based on historical
                                                                                    experience

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

Policyholders' account balances at December 31, are as follows:


                                                          2001                     2000
                                                   -------------------      -------------------
                                                                 (In Thousands)

         Interest-Sensitive Life Contracts             $  1,976,710             $  1,886,714
         Individual Annuities                               976,237                  859,996
         Guaranteed Investment Contracts                    994,743                  899,958
                                                       ------------             ------------
                                                       $  3,947,690             $  3,646,668
                                                       ============             ============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                            Interest Rate                Withdrawal / Surrender Charges
---------------------------------   ------------------------------------  ------------------------------------

Interest Sensitive Life Contracts              3.0% to 6.75%              Various up to 10 years

Individual Annuities                           3.0% to 16.0%              0% to 7% for up to 9 years

Guaranteed Investment Contracts               4.32% to 8.03%              Subject to market value withdrawal
                                                                          provisions for any funds withdrawn
                                                                          other than for benefit responsive
                                                                          and contractual payments


Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiary as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business, are described further in
Note 14.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                          2001               2000              1999
                                                    ----------------   ----------------  ----------------
                                                                        (In Thousands)
       Domestic:
       Reinsurance premiums ceded - affiliated           $   (9,890)       $    (7,641)      $    (5,630)
       Reinsurance premiums ceded - unaffiliated            (13,399)            (2,475)                -
       Policyholders' benefits ceded                         10,803              3,558             3,140

       Taiwan after the transfer:
       Reinsurance premiums ceded -affiliated               (82,433)                 -                 -
       Policyholders' benefits ceded-affiliated              12,859                  -                 -

       Taiwan before the transfer:
       Reinsurance premiums ceded - affiliated                 (107)            (1,573)           (1,252)
       Reinsurance premiums ceded -unaffiliated                (167)            (2,830)           (1,745)
       Policyholders' benefits ceded                             71              1,914             1,088
       Reinsurance premiums assumed                             162              1,671             1,778


Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                              2001                 2000
                                                       -------------------   -----------------
                                                                    (In Thousands)

         Domestic Life Insurance -                          $    11,014          $    8,765
         affiliated
         Domestic Life Insurance -                               14,850               2,037
         unaffiliated
         Other Reinsurance - affiliated                          14,201              14,948

         Taiwan Life Insurance-affiliated                       260,632                   -
         Taiwan Life Insurance-unaffiliated                           -               5,818
                                                            -----------          ----------
                                                            $   300,697          $   31,568
                                                            ===========          ==========

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                        2001                 2000                  1999
                                                        ----                 ----                  ----
                                                                        (In Thousands)

         Life Insurance Face Amount In Force        $  84,317,628         $ 66,327,999          $ 54,954,680
         Ceded To Other Companies                     (25,166,264)          (7,544,363)           (2,762,319)
                                                    -------------         ------------          ------------
         Net Amount of Life Insurance In Force      $  59,151,364         $ 58,783,636          $ 52,192,361
                                                    =============         ============          ============

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans
The Company had a non-contributory defined benefit pension plan that covered substantially all of its Taiwanese employees. The pension plan was transferred to an affiliate on January 31, 2001 as described in Note 14. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.


8.  INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                               2001                2000              1999
                                                           -----------         ------------       -----------
                                                                              (In Thousands)
     Current Tax Expense (Benefit):
        U.S.                                               $ (100,946)           $   8,588        $  (14,093)
        State and Local                                         1,866                   38               378
        Foreign                                                   124                   35                15
                                                           ----------            ---------        ----------
        Total                                                 (98,956)               8,661           (13,700)
                                                           ----------            ---------        ----------


     Deferred Tax Expense (Benefit):
        U.S.                                                   76,155               43,567            42,320
        State and Local                                        (2,454)               2,204             1,316
                                                           ----------            ---------        ----------
        Total                                                  73,701               45,771            43,636
                                                           ----------            ---------        ----------

      Total Income Tax Expense                             $  (25,255)          $   54,432        $   29,936
                                                           ==========           ==========        ==========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                              2001                2000               1999
                                                           ------------        -----------       -----------
                                                                              (In Thousands)

     Expected Federal Income Tax Expense                   $    14,814         $    55,275       $    29,936
         State and Local Income Taxes                             (382)              1,457             1,101
         Non taxable investment income                         (38,693)             (6,443)           (1,010)
         Incorporation of Taiwan Branch                         (1,774)                  -                 -
         Other                                                     780               4,143               (91)
                                                           -----------         -----------       -----------
         Total Income Tax Expense                          $   (25,255)        $    54,432       $    29,936
                                                           ===========         ===========       ===========

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8.  INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                               2001                    2000
                                                            ----------              ----------
                                                                      (In Thousands)
              Deferred Tax Assets
                   Insurance Reserves                       $   43,317              $  100,502
                   State Net Operating Losses                    5,642                   1,400
                   Other                                         9,309                   8,610
                                                            ----------              ----------
                   Deferred Tax Assets                          58,268                 110,512
                                                            ----------              ----------

              Deferred Tax Liabilities
                   Deferred Acquisition Costs                  324,082                 324,023
                   Net Unrealized Gains on Securities           32,264                   2,389
                   Investments                                  20,644                  19,577
                                                            ----------              ----------
                   Deferred Tax Liabilities                    376,990                 345,989
                                                            ----------              ----------

              Net Deferred Tax Liability                    $  318,722              $  235,477
                                                            ==========              ==========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2001 and 2000, the Company and its subsidiary had no federal operating loss carryforwards for tax purposes. At December 31, 2001 and December 31, 2000, the Company had state operating loss carryforwards for tax purposes of $369 million and $91 million, which expire by 2021 and 2020, respectively.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has examined the years 1993 through 1995. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has completed its examination of 1996 and has begun its examination of 1997 through 2000.


9.  STATUTORY NET INCOME AND SURPLUS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $71.5 million, $(50.5) million, and $(82.3) million for the years ended December 31, 2001, 2000, and 1999, respectively. Statutory surplus of the Company amounted to $728.7 million and $849.6 million at December 31, 2001 and 2000, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $88 million, primarily relating to the recognition of deferred tax assets.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                          2001                                 2000
                                           -----------------------------------    -------------------------------
                                               Carrying          Estimated            Carrying       Estimated
                                                Value            Fair Value            Value         Fair Value
                                           ----------------  -----------------    --------------- ---------------
                                                                        (In Thousands)
Financial Assets:
   Fixed Maturities:  Available For Sale     $ 4,024,893       $  4,024,893       $  3,561,521    $  3,561,521
   Fixed Maturities:  Held To Maturity                 -                  -            324,546         320,634
   Equity Securities                                 375                375             10,804          10,804
   Commercial Loans on Real Estate                 8,190             10,272              9,327          10,863
   Policy Loans                                  874,065            934,203            855,374         883,460
   Short-Term Investments                        215,610            215,610            202,815         202,815
   Cash and Cash Equivalents                     374,185            374,185            453,071         453,071
   Separate Account Assets                    14,920,584         14,920,584         16,230,264      16,230,264

Financial Liabilities:
   Investment Contracts                        2,003,265          2,053,259          1,762,794       1,784,767
   Cash Collateral for Loaned Securities         190,022            190,022            185,849         185,849
   Securities Sold Under Repurchase               80,715             80,715            104,098         104,098
   Agreements
   Separate Account Liabilities               14,920,584         14,920,584         16,230,264      16,230,264



11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Adoption of Statement of Financial Accounting Standards No. 133

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company.

Accounting for Derivatives and Hedging Activities

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. Derivatives may be held for trading purposes or held for purposes other than trading. All of the Company's derivatives are held for purposes other than trading.

Derivatives held for purposes other than trading are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Other than trading derivatives are also used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets.

Derivatives held for purposes other than trading are recognized on the Consolidated Statements of Financial Position at their fair value. On the date the derivative contract is entered into, the Company designates the derivative as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative that does not qualify for hedge accounting. As of December 31, 2001, none of the Company's derivatives qualify for hedge accounting treatment.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in fair value are included in earnings without considering changes in fair value of the hedged assets or liabilities. See "Types of Derivative Instruments" for further discussion of the classification of derivative activity in current earnings.

Types of Derivative Instruments

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in "Realized investment losses, net" in the Consolidated Statement of Operations. During the period that interest rate swaps are outstanding, net receipts or payments are include in" Net investment income" in the Consolidated Statement of Operations.

Futures and Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in "Realized investment losses, net."

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Pruco Life Insurance Company and Subsidiary


Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2001 and 2000. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.


                         Other than Trading Derivatives
                           December 31, 2001 and 2000
                                 (In Thousands)

                                                2001                                           2000
                            --------------------------------------------------------------------------------------------
                                              Estimated       Carrying                      Estimated       Carrying
                               Notional      Fair Value        Value         Notional       Fair Value        Value
Non-Hedge Accounting
---------------------------

Swap Instruments
Interest Rate
    Asset                        $   9,470       $    638        $    638      $   9,470        $    327       $    327
    Liability                            -              -               -              -               -              -
Currency
    Asset                           24,785          3,858           3,858              -               -              -
    Liability                            -              -               -              -               -              -
Future Contracts
US Treasury Futures
    Asset                           76,800            394             394        139,800           3,530          3,530
    Liability                       64,500            238             238         61,900           1,067          1,067

Hedge Accounting
---------------------------

Swap Instruments
Currency
    Asset                                -              -               -         28,326           1,633          2,155
    Liability                            -              -               -              -               -              -

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11.  DERIVATIVE AND OFB-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2001, 86% of notional consisted of interest rate derivatives, and 14% of notional consisted of foreign currency derivatives.


12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2001, Prudential and/or the Company remained a party to approximately 44 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 19 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believe that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution until December 29, 2002.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential of $108 million.


14.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2001. The Company no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $647.2 million and $685.9 million at December 31, 2001 and December 31, 2000, respectively. The fees received related to the COLI policies were $7.0 million and $9.6 million for the years ending December 31, 2001 and 2000.

Pruco Life Insurance Company and Subsidiary

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14.  RELATED PARTY TRANSACTIONS (continued)

Reinsurance
The Company currently has four reinsurance agreements in place with Prudential and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2001 or 2000. The fourth agreement, which is new for 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of the Holding Company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential.

Premiums and benefits ceded for the period ending December 31, 2001 from the Taiwan coinsurance agreement were $82.4 million and $12.9 million, respectively.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2001 or December 31, 2000.

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   PricewaterhouseCoopers LLP
   New York, New York
   February 21, 2002

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the PRUvider Variable Appreciable Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the depositor.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life"s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of XX pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

     1.   PricewaterhouseCoopers LLP, independent accountants.


     2.   Clifford E. Kirsch, Esq.

     3.   Candace J. Woods, FSA, MAAA



The following exhibits:

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.    (1)     Resolution  of Board of Directors  of Pruco Life
                        Insurance  Company  establishing the Pruco Life PRUvider
                        Variable Appreciable Account.  (Note 4)
                (2)     Not Applicable.
                (3)     Distributing Contracts:
                        (a)      Distribution Agreement between Pruco Securities  Corporation  and Pruco Life Insurance  Company.
                                 (Note 4)
                        (b)      Proposed form of Agreement  between  Pruco  Securities  Corporation  and  independent  brokers with respect to the Sale of the Contracts.  (Note 4)
                        (c)      Schedules of Sales Commissions.  (Note 4)
                (4)     Not Applicable.
                (5)     PRUvider Variable Appreciable Life Insurance Contract. (Note 4)
                (6)     (a)      Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993.  (Note 2)
                        (b)      By-laws of Pruco Life Insurance Company, as amended May 6, 1997.  (Note 5)
                (7)     Not Applicable.
                (8)     Not Applicable.
                (9)     Not Applicable.
               (10)     (a)      Application Form.  (Note 2)
                        (b)      Supplement to the Application for PRUvider Variable Appreciable Life Insurance Contract.  (Note 4)
               (11)     Form of Notice of Withdrawal Right.  (Note 4)
               (12)     Memorandum describing Pruco Life Insurance Company's issuance,  transfer,  and redemption procedures for the
                        Contracts  pursuant  to Rule  6e-3(T)(b)(12)(iii) and method of computing cash adjustment  upon  exercise of right to exchange for fixed-benefit insurance pursuant to Rule 6e-3(T)(b)(13)(v)(B). (Note 7)
               (13)     Available Contract Riders.
                        (a)      Rider for Insured's Payment of Premium Benefit. (Note 4)
                        (b)      Rider for Applicant's Payment of Premium Benefit. (Note 4)
                        (c)      Rider for Insured's Accidental Death and Dismemberment Benefit. (Note 4)
                        (d)      Rider for Option to Purchase Additional Insurance on Life of Insured.  (Note 4)
                        (e)      Rider for Level Term Insurance Benefit on Dependent Children.  (Note 4)
                        (f)      Rider for Level Term Insurance Benefit on Dependent Children"from Term Conversions.  (Note 4)

                        (g)      Rider for Level Term Insurance Benefit on Dependent  Children-from Term Conversions or Attained Age
                                 Change.  (Note 4)
                        (h)      Living Needs Benefit Rider
                                 (i)   for use in Florida.  (Note 2)
                                 (ii)  for use in all approved jurisdictions except Florida.  (Note 2)
                        (i)      Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount.   (Note 4)
                        (j)      Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount.
                                 (Note 4)
                        (k)      Endorsement altering the Assignment provision ORD 89224"94-P.   (Note 4)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.


     6. Opinion and Consent of Candace J. Woods, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)


     7.   Indemnification Agreement. (Note 4)

     8.   Powers of Attorney.


          (a) Vivian L. Banta, Richard J. Carbone, Helen M. Galt, Jean D. Hamilton (Note 3)
          (b) James J. Avery, Jr. (Note 6)

          (c) William J. Eckert, IV, Ronald P. Joelson, David R. Odenath, Jr. (Note 8)


(Note    1)    Filed herewith.

(Note    2)    Incorporated   by  reference  to  Form  S-6,   Registration   No.
               333-07451,  filed  July  2,  1996 on  behalf  of the  Pruco  Life
               Variable Appreciable Account.


(Note    3)    Incorporated  by reference to  Post-Effective  Amendment No. 5 to
               Form S-6, Registration No. 333-85115, filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.


(Note    4)    Incorporated  by reference to  Post-Effective  Amendment No. 8 to this Registration Statement, filed April 28, 1997.

(Note    5)    Incorporated  by  reference  to  Form  10-Q,   Registration   No.
               33-37587,  filed  August  15,  1997,  on behalf of the Pruco Life
               Insurance Company.

(Note    6)    Incorporated  by reference to  Post-Effective  Amendment No. 2 to
               Form S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note    7)    Incorporated by reference to  Post-Effective  Amendment No. 11 to this Registration Statement, filed April 27, 1999.

(Note    8)    Incorporated   by  reference  to  Form  N-4,   Registration   No.
               333-52754,  filed  December  26, 2000 on behalf of the Pruco Life
               Flexible Premium Variable Annuity Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life PRUvider Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 22nd day of April, 2002.


(Seal)                  Pruco Life PRUvider Variable Appreciable Account
                                  (Registrant)

                        By: Pruco Life Insurance Company
                                   (Depositor)




Attest: /s/ Thomas C. Castano              By: /s/ Andrew J. Mako
        ------------------------------         ---------------------------------
        Thomas C. Castano                      Andrew  J. Mako
        Assistant Secretary                    Executive Vice President




Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 22nd day of April, 2002.


                      Signature and Title
                      -------------------



/s/ *
-------------------------------------------
Vivian L. Banta
President, Chairperson and Director


/s/ *
-------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer

/s/ *
-------------------------------------------
James J. Avery, Jr.
Director


/s/ *                                          By:   /s/ Thomas C. Castano
-------------------------------------------        ----------------------------
Richard J. Carbone                                 Thomas C. Castano
Director                                           (Attorney-in-Fact)

/s/ *
-------------------------------------------
Helen M. Galt
Director

/s/ *
-------------------------------------------
Jean D. Hamilton
Director

/s/ *
-------------------------------------------
Ronald P. Joelson
Director

/s/ *
-------------------------------------------
David R. Odenath, Jr.
Director

                       Consent of Independent Accountants

We hereby consent to the use in this Registration Statement on Form S-6 (the "Registration Statement") of our report dated April 15, 2002, relating to the financial statements of the Pruco Life PRUvider Variable Appreciable Account, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated February 21, 2002, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiaries, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

New York, New York
April 22, 2002

                                  EXHIBIT INDEX


             Consent of PricewaterhouseCoopers LLP, independent accountants               Page II-5

    3.       Opinion and Consent of Clifford E.  Kirsch,  Esq. as to the legality
             of the securities being registered.                                          Page II-7


    6.       Opinion and Consent of Candace J. Woods,  FSA, MAAA, as to actuarial
             matters pertaining to the securities being registered.                       Page II-8